Exhibit 10.2





                             DEL LABORATORIES, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN

















                            Amendment and Restatement
                         Effective as of January 1, 1997
              (with certain other effective dates as noted herein)

                             DEL LABORATORIES, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN
                            Amendment and Restatement
                         Effective as of January 1, 1997
              (with certain other effective dates as noted herein)

                                TABLE OF CONTENTS

                                    ARTICLE 1
                                   DEFINITIONS

1.1      ACCOUNT (OR PLAN ACCOUNT)............................................1
         -------------------------
1.2      ACQUISITION LOAN.....................................................2
         ----------------
1.3      ACQUISITION LOAN SUSPENSE ACCOUNT....................................2
         ---------------------------------
1.4      ADMINISTRATOR (OR PLAN ADMINISTRATOR)................................2
         -------------------------------------
1.5      AFFILIATED COMPANY...................................................2
         ------------------
1.6      ANNIVERSARY DATE.....................................................2
         ----------------
1.7      BENEFICIARY..........................................................2
         -----------
1.8      BOARD OF DIRECTORS...................................................2
         ------------------
1.9      BREAK IN SERVICE.....................................................2
         ----------------
1.10     CODE.................................................................2
         ----
1.11     COMPENSATION.........................................................2
         ------------
1.12     EARLY RETIREMENT DATE................................................3
         ---------------------
1.13     EFFECTIVE DATE.......................................................3
         --------------
1.14     EMPLOYEE.............................................................3
         --------
1.15     EMPLOYER.............................................................3
         --------
1.16     EMPLOYER STOCK.......................................................3
         --------------
1.17     EMPLOYER STOCK ACCOUNT...............................................3
         ----------------------
1.18     ERISA................................................................4
         -----
1.19     FINANCED SHARES......................................................4
         ---------------
1.20     HIGHLY COMPENSATED EMPLOYEE..........................................4
         ---------------------------
1.21     HOUR OF SERVICE......................................................4
         ---------------
1.22     NON-STOCK ACCOUNT....................................................5
         -----------------
1.23     NORMAL RETIREMENT AGE................................................5
         ---------------------
1.24     NORMAL RETIREMENT DATE...............................................5
         ----------------------
1.25     PARTICIPANT..........................................................5
         -----------
1.26     PLAN.................................................................5
         ----
1.27     PLAN SPONSOR.........................................................5
         ------------
1.28     PLAN YEAR............................................................5
         ---------
1.29     QUALIFIED ELECTION PERIOD............................................5
         -------------------------
1.30     QUALIFIED PARTICIPANT................................................5
         ---------------------
1.31     SELF-DIRECTED ACCOUNT................................................6
         ---------------------
1.32     SELF-DIRECTED INVESTMENTS............................................6
         -------------------------
1.33     TRUST................................................................6
         -----
1.34     TRUST FUND...........................................................6
         ----------
1.35     TRUSTEE..............................................................6
         -------

1.36     VALUATION DATE.......................................................6
         --------------
1.37     YEAR OF SERVICE......................................................6
         ---------------

                                    ARTICLE 2
                          ELIGIBILITY FOR PARTICIPATION

2.1      INITIAL ELIGIBILITY..................................................7
         -------------------
2.2      SUBSEQUENT ELIGIBILITY...............................................7
         ----------------------
2.3      REHIRED PARTICIPANTS.................................................7
         --------------------

                                    ARTICLE 3
                                  CONTRIBUTIONS

3.1      EMPLOYER CONTRIBUTIONS...............................................7
         ----------------------
3.2      DEDUCTIBILITY OF CONTRIBUTIONS; QUALIFICATION
         CONTRIBUTIONS........................................................8
         -------------
3.3      LIMITS ON ANNUAL ADDITIONS...........................................8
         --------------------------
         (a)      BASIC LIMITATIONS...........................................8
                  -----------------
         (b)      COMBINED LIMITATIONS........................................9
                  --------------------
         (c)      AGGREGATION OF EMPLOYERS...................................10
                  ------------------------
3.4      DISPOSITION OF EXCESS ANNUAL ADDITIONS..............................10
         --------------------------------------
3.5      MILITARY SERVICE BENEFITS...........................................11
         -------------------------

                                    ARTICLE 4
                           INVESTMENTS OF PLAN ASSETS

4.1      EMPLOYER STOCK......................................................11
         --------------
4.2      ADMINISTRATOR'S DIRECTION...........................................11
         -------------------------
4.3      INCURRENCE OF ACQUISITION LOANS.....................................11
         -------------------------------
         (a)      NORMAL RELEASE METHOD......................................11
                  ---------------------
         (b)      ALTERNATIVE RELEASE METHOD.................................12
                  --------------------------
4.4      DIVERSIFICATION ELECTIONS...........................................12
         -------------------------
         (a)      QUALIFIED PARTICIPANTS' RIGHTS.............................12
                  ------------------------------
         (b)      SELF-DIRECTED ACCOUNTS.....................................12
                  ----------------------
4.5      VOTING OF EMPLOYER STOCK............................................12
         ------------------------
         (a)      PUBLICLY TRADED STOCK......................................12
                  ---------------------
         (b)      NON-PUBLICLY TRADED STOCK..................................13
                  -------------------------

                                    ARTICLE 5
                      ALLOCATIONS TO PARTICIPANTS' ACCOUNTS

5.1      AMOUNTS SUBJECT TO ALLOCATION.......................................13
         -----------------------------
         (a)      AMOUNTS....................................................13
                  -------
         (b)      ACCOUNTS...................................................13
                  --------
5.2      PARTICIPANTS ENTITLED TO AN ALLOCATION..............................14
         --------------------------------------
5.3      ALLOCATIONS BASED ON COMPENSATION...................................14
         ---------------------------------

5.4      ALLOCATION OF NET INCOME............................................14
         ------------------------
5.5      VALUATION OF EMPLOYER STOCK.........................................14
         ---------------------------
5.6      DIVIDENDS PAID ON EMPLOYER STOCK....................................15
         --------------------------------
5.7      VALUATION OF SELF-DIRECTED ACCOUNTS.................................15
         -----------------------------------
5.8      ALLOCATION ACCOUNTING PROCEDURES....................................15
         --------------------------------


                                    ARTICLE 6
                                  DISTRIBUTIONS

6.1      RETIREMENT..........................................................16
         ----------
6.2      DISABILITY..........................................................16
         ----------
6.3      DEATH OF PARTICIPANT................................................16
         --------------------
6.4      TERMINATION PRIOR TO RETIREMENT.....................................17
         -------------------------------
         (a)      AMOUNT OF DISTRIBUTION: FORFEITURES........................17
                  -----------------------------------
         (b)      TIMING OF DISTRIBUTION.....................................18
                  ----------------------
6.5      REHIRED PARTICIPANT.................................................18
         -------------------
6.6      DISTRIBUTIONS.......................................................19
         -------------
         (a)      MEDIUM OF DISTRIBUTIONS....................................19
                  -----------------------
         (b)      REQUIRED BEGINNING DATE....................................19
                  -----------------------
         (c)      PERIOD OF DISTRIBUTIONS....................................19
                  -----------------------
         (d)      CALCULATIONS OF DISTRIBUTIONS..............................20
                  -----------------------------
6.7      RESTRICTIONS ON STOCK DISTRIBUTIONS.................................20
         -----------------------------------
6.8      STOCK DISTRIBUTIONS; PUT OPTION.....................................20
         -------------------------------
         (a)      STOCK DISTRIBUTIONS........................................20
                  -------------------
         (b)      PUT OPTION PERIOD..........................................20
                  -----------------
         (c)      EXERCISE PRICE.............................................21
                  --------------
6.9      PUT OPTION RIGHT; LEVERAGED SHARES..................................21
         ----------------------------------
         (a)      EXERCISE OF RIGHT BY DONEES OR HEIRS.......................21
                  ------------------------------------
         (b)      EXERCISE PERIOD............................................21
                  ---------------
6.10     RIGHT OF FIRST REFUSAL ON EMPLOYER STOCK............................21
         ----------------------------------------
6.11     LEGENDS.............................................................21
         -------
6.12     COMMENCEMENT OF BENEFITS............................................22
         ------------------------
6.13     NOTICE REQUIREMENTS.................................................22
         -------------------
6.14     CASH-OUT DISTRIBUTIONS..............................................22
         ----------------------
6.15     DIRECT ROLLOVERS....................................................23
         ----------------
6.16     REQUIRED DISTRIBUTIONS..............................................24
         ----------------------

                                    ARTICLE 7
                                 ADMINISTRATION

7.1      ADMINISTRATION......................................................24
         --------------

                                    ARTICLE 8
                                THE ADMINISTRATOR

8.1      MEMBERS.............................................................25
         -------
8.2      PROCEDURE...........................................................25
         ---------
8.3      POWERS AND RESPONSIBILITIES.........................................25
         ---------------------------
8.4      CERTIFICATIONS AND INVESTIGATIONS...................................26
         ---------------------------------
8.5      CLAIMS PROCEDURE....................................................27
         ----------------
8.6      ADVICE..............................................................28
         ------
8.7      DELEGATION..........................................................28
         ----------
8.8      LIABILITY; INDEMNIFICATION..........................................28
         --------------------------
8.9      INSURANCE...........................................................28
         ---------
8.10     BONDING.............................................................29
         -------
8.11     COMPENSATION........................................................29
         ------------

                                    ARTICLE 9
                                TRUST AND TRUSTEE

9.1      TRUST FUND..........................................................29
         ----------
9.2      TRUSTEE'S CONTROL...................................................29
         -----------------
9.3      SELF-DIRECTED ACCOUNT INVESTMENT OPTIONS............................30
         ----------------------------------------
9.4      TRUSTEE APPOINTMENT AND RESIGNATION; REMOVAL AND
         SUCCESSION OF TRUSTEE...............................................30
         ---------------------
         (a)      APPOINTMENT OF TRUSTEE.....................................30
                  ----------------------
         (b)      RESIGNATION OR REMOVAL OF TRUSTEE..........................31
                  ---------------------------------
9.5      PRUDENT PERSON RULE.................................................31
         -------------------
9.6      LIABILITY; EXPENSES; COMPENSATION...................................31
         ---------------------------------
9.7      MANAGEMENT OF ASSETS................................................31
         --------------------
         (a)      POWERS OF THE TRUSTEE OR INVESTMENT MANAGER................31
                  -------------------------------------------
         (b)      INVESTMENT MANAGER.........................................34
                  ------------------
9.8      RELIANCE BY TRUSTEE.................................................34
         -------------------
9.9      CHANGES IN ADMINISTRATOR............................................34
         ------------------------
9.10     LEGAL COUNSEL.......................................................34
         -------------
9.11     ACCOUNTING OF FUNDS AND TRANSACTIONS................................34
         ------------------------------------
9.12     RELIANCE ON TRUSTEE.................................................35
         -------------------
9.13     LEGAL ACTION........................................................35
         ------------
9.14     MEETINGS AND DECISIONS OF TRUSTEES..................................35
         ----------------------------------
9.15     DISTRIBUTIONS.......................................................36
         -------------
9.16     SIGNATURES..........................................................36
         ----------
9.17     AMENDMENT AND TERMINATION...........................................36
         -------------------------
9.18     NON-REVERSION.......................................................36
         -------------
9.19     DIRECTION OF TRUSTEE; INDEMNIFICATION...............................36
         -------------------------------------

                                   ARTICLE 10
                                    AMENDMENT

10.1     AMENDMENT...........................................................37
         ---------
10.2     PROCEDURE...........................................................37
         ---------


                                   ARTICLE 11
                                   TERMINATION

11.1     RIGHT TO TERMINATE..................................................38
         -------------------
11.2     EFFECT OF TERMINATION...............................................38
         ---------------------
11.3     PROCEDURE...........................................................38
         ---------
11.4     MERGER, CONSOLIDATION OR TRANSFER OF ASSETS OF THE
         EMPLOYER............................................................38
         --------
11.5     MERGER, CONSOLIDATION OR TRANSFER OF ASSETS OF THE PLAN
         -------------------------------------------------------
          ...................................................................38

                                   ARTICLE 12
                      PROVISIONS TO PREVENT DISCRIMINATION

12.1     NOSS.401(A) DISCRIMINATION...........................................39
         --------------------------
12.2     UNIFORM TREATMENT...................................................39
         -----------------

                                   ARTICLE 13
                              TOP HEAVY PROVISIONS

13.1     TOP HEAVY REQUIREMENTS..............................................39
         ----------------------
         (a)      MINIMUM VESTING REQUIREMENTS...............................39
                  ----------------------------
         (b)      MINIMUM CONTRIBUTION REQUIREMENT...........................40
                  --------------------------------
         (c)      ADDITIONAL SUPER TOP HEAVY REQUIREMENT.....................41
                  --------------------------------------
13.2     TOP HEAVY PLAN DEFINITIONS..........................................41
         --------------------------

                                   ARTICLE 14
                                  MISCELLANEOUS

14.1     NO RIGHT TO EMPLOYMENT..............................................43
         ----------------------
14.2     HEADINGS; CONSTRUCTION..............................................43
         ----------------------
14.3     COUNTERPARTS........................................................43
         ------------
14.4     GOVERNING LAW.......................................................44
         -------------
14.5     RULES AND REGULATIONS...............................................44
         ---------------------
14.6     LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN......................44
         ----------------------------------------------
14.7     NO ASSIGNMENT OF BENEFITS...........................................44
         -------------------------
14.8     EXCLUSIVE BENEFIT...................................................45
         -----------------
14.9     STATUTE OF LIMITATIONS..............................................45
         ----------------------
14.10    WITHDRAWAL OR TERMINATION OF AN EMPLOYER............................45
         ----------------------------------------

                             DEL LABORATORIES, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN

                            AMENDMENT AND RESTATEMENT
                         EFFECTIVE AS OF JANUARY 1, 1997
              (with certain other effective dates as noted herein)


         This amended and restated plan, the Del Laboratories, Inc. Employee Stock Ownership Plan (the "Plan"), is adopted, effective as of January 1, 1997 (except as otherwise noted), by Del Laboratories, Inc. (the "Plan Sponsor") on its own behalf and on behalf of certain other participating employers. The Plan is designed to enable Participants to share in the growth and prosperity of the Employer, and to provide such Participants with an opportunity to accumulate capital for their future economic security by acquiring stock ownership interests in the Plan Sponsor. Therefore, the Trust Fund established pursuant to the Plan is designed to invest primarily in Employer Stock.

         The Plan is a stock bonus plan which is intended to be qualified under ss.401(a) of the Code. It includes this Plan and the related Trust, which is a part hereof. The Plan is intended to be an employee stock ownership plan, within the meaning of ss.4975(e)(7) of the Code and ss.407(d)(6) of ERISA.

         Accordingly, the Plan Sponsor wishes to adopt this amended and restated Plan, effective as of January 1, 1997 (except as otherwise noted), subject, however, to such further amendments as may be required by the Internal Revenue Service in order that the Plan may continue to qualify as a tax-qualified plan and conditioned on such continued qualification.

         Except as is otherwise provided in the Plan or by applicable law, the terms of the Plan, as amended and restated, shall apply only with respect to Plan Years (or other applicable twelve (12) month periods, as the case may be) commencing on or after January 1, 1997. Except as is otherwise provided in the Plan or by applicable law, the terms of the Plan, as amended and restated, shall apply only with respect to individuals who are Employees on or after January 1, 1997, and the rights, benefits and interests of any Employee who died, retired or otherwise terminated his employment with the Employer prior to January 1, 1997 shall be determined under the provisions of the Plan as in effect on the date such former Employee died, retired or otherwise terminated his employment with the Employer.

                                    ARTICLE 1
                                   DEFINITIONS

         The following terms, when used in this Plan, have the meanings set forth below, unless different meanings are clearly required by the context:

         1.1 ACCOUNT (OR PLAN ACCOUNT) means the amount held under the Plan for the benefit of a Participant or his Beneficiary, and shall equal the sum as to each Participant of the Participant's Employer Stock Account, Non-Stock Account and Self-Directed Account.

         1.2 ACQUISITION LOAN means a loan (or other extension of credit) used by the Trustee to finance the acquisition of Employer Stock, which loan may constitute an extension of credit to the Trustee from a party in interest (as defined in ss.3(14) of ERISA).

         1.3 ACQUISITION LOAN SUSPENSE ACCOUNT means the bookkeeping account maintained to record the Plan's interest in Financed Shares which have not been released from encumbrance pursuant to Section 4.3.

         1.4 ADMINISTRATOR (OR PLAN ADMINISTRATOR) means the administrator of the Plan provided for in Article 8 of this Plan.

         1.5 AFFILIATED COMPANY means any corporation, trade or business during any period in which it is, along with the Plan Sponsor, a member of a controlled group of corporations, a group of trades or businesses under common control or an affiliated service group, as described in Code ss.414(b), 414(c), 414(m) or 414(o).

         1.6      ANNIVERSARY DATE means the last day of the Plan Year.

         1.7 BENEFICIARY means, except as otherwise provided in Section 6.3, the person or persons designated by the Participant on his designation form as being entitled to receive the Participant's Plan Account upon the Participant's death, or, in some cases, after the death of the Participant's designated Beneficiary. If there is no designated Beneficiary, a Participant's Beneficiary shall be his surviving spouse, or if he has no surviving spouse, his estate.

         1.8 BOARD OF DIRECTORS means the board of directors of Del Laboratories, Inc.

         1.9 BREAK IN SERVICE shall occur at the end of any Plan Year during which an Employee is not credited with more than five hundred (500) Hours of Service.

         1.10 CODE means the Internal Revenue Code of 1986 and the regulations promulgated thereunder, as amended from time to time.

         1.11 COMPENSATION with respect to any Participant means total compensation paid by the Employer for a Plan Year. Amounts reportable on Form W-2 as a result of the exercise of stock options or the forgiveness of loans, or other extraordinary remuneration provided by the Employer, shall not be considered to be compensation paid by the Employer for a Plan Year.

                  For purposes of this Section, the determination of Compensation shall be made without regard to salary reduction contributions made on behalf of an Employee to a plan maintained under Code ss.125, 402(e)(3), 402(h)(1)(B) or (as of January 1, 2001) 132(f)(4), and without regard to any non-taxable fringe benefits provided by the Employer.

                  Compensation shall be recognized as of Employee's effective date of participation pursuant to Article 2.

                  Notwithstanding any other provision of this Plan, the Compensation of any Participant taken into account under the Plan for any year may not exceed the dollar limit under Code ss.401(a)(17). This dollar limit shall be adjusted automatically at the same time and in the same manner as any cost-of-living adjustment made by the Secretary of the Treasury under Code ss.415(d) (as modified by Code ss.401(a)(17)). The Code ss.401(a)(17) dollar limit is one hundred sixty thousand dollars ($160,000) for 1997, 1998, and 1999, one hundred seventy thousand dollars ($170,000) for 2000 and 2001, and will increase to two hundred thousand dollars ($200,000) for 2002.

         1.12 EARLY RETIREMENT DATE means any Anniversary Date (prior to the Normal Retirement Date) coinciding with or following the date on which a Participant or former Participant attains age fifty five (55) and has completed at least ten (10) Years of Service with the Employer. A former Participant who terminates employment after satisfying the foregoing service requirement and who thereafter reaches age fifty-five (55) shall attain his Early Retirement Date on the coincident or following Anniversary Date.

         1.13 EFFECTIVE DATE, unless otherwise indicated, means January 1, 1997, the effective date of this amendment and restatement of the Plan. The initial effective date of the Plan was January 1, 1976.

         1.14 EMPLOYEE means any person employed by the Employer (as determined by the Employer) and any leased employees (as defined in Code ss.414(n)) unless such leased employees are covered by a plan described in Code ss.414(n)(5) and such leased employees do not constitute more than twenty percent (20%) of the recipient's non-highly compensated work force. The term Employee shall not include: (a) any employee of the Employer who is a member of a collective bargaining unit covered under a collective bargaining agreement unless the collective bargaining agreement provides for the employee's participation in the Plan, or (b) any person who is not classified by the Employer as a common law employee of the Employer for the period during which the person is not so classified by the Employer notwithstanding the later reclassification by a court or any regulatory agency of the person as a common law employee of the Employer

         1.15 EMPLOYER means the Plan Sponsor and such other Affiliated Company or other entity which, with the consent of its governing body and the Board of Directors, adopts this Plan for the benefit of its eligible Employees, and any successor or successors thereto.

         1.16 EMPLOYER STOCK means shares of common stock of the Plan Sponsor which are readily tradeable on an established securities market. If there are no such shares, Employer Stock means shares of the Plan Sponsor having a combination of voting power and dividend rights equal to or in excess of (a) that class of common stock of the Plan Sponsor having the greatest voting power, and (b) that class of common stock of the Plan Sponsor having the greatest dividend rights.

         1.17 EMPLOYER STOCK ACCOUNT means the portion of a Participant's Account which reflects his interest in Employer Stock held by the Trustee.

         1.18 ERISA means the Employee Retirement Income Security Act of 1974 and the regulations promulgated thereunder, as amended from time to time.

         1.19 FINANCED SHARES means shares of Employer Stock acquired by the Trustee with the proceeds of an Acquisition Loan.

         1.20 HIGHLY COMPENSATED EMPLOYEE. The term Highly Compensated Employee includes active Highly Compensated Employees and former Highly Compensated Employees, as described in Code ss.414(q), which currently provides as follows:

                  An active Highly Compensated Employee includes any Employee who performs service for the Employer during the "determination year" and who
(i) was a five percent (5%) owner as defined in Code ss.416(i)(1) at any time during the "look-back year" or determination year or (ii) during the look-back year, received compensation (as defined below) from the Employer in excess of eighty thousand dollars ($80,000) (as adjusted pursuant to ss.415(d) of the Code).

                  For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve (12) month period immediately preceding the determination year.

                  A former Highly Compensated Employee includes any Employee who separated from service (or was deemed to have separated from service) prior to the determination year, performs no service for the Employer during the determination year, and was an active Highly Compensated Employee for either the separation year or any determination year ending on or after the Employee's fifty-fifth (55th) birthday.

                  The determination of who is a Highly Compensated Employee will be made in accordance with ss.414(q) of the Code.

                  In determining whether an individual is a Highly Compensated Employee, the term "compensation" means compensation as defined in Section 3.3, or any other definition selected by the Administrator which is permitted under Code ss.415(c)(3), which is received by the individual from the Employer during the determination year or from the Employer during the look-back years, as applicable, including (I) for Plan Years beginning prior to January 1, 1998, elective or salary reduction contributions to a cafeteria plan ss.125 of the Code, a cash or deferred arrangement under ss.401(k) of the Code, or a simplified employee pension under ss.402(h) of the Code and (ii) for Plan Years beginning after December 31, 1997, elective salary reduction contributions to a cafeteria plan under ss.125 of the Code, a cash or deferred arrangement under ss.401(k) of the Code, a simplified employee pension under ss.408(k) of the Code, a simple plan under ss.408(q) of the Code, a plan under ss.457 of the Code, or, effective as of January 1, 2001, a qualified transportation fringe benefit plan under ss.132(f)(4) of the Code.

         1.21 HOUR OF SERVICE means each hour for which an Employee is directly or indirectly compensated by the Employer for the performance of duties for the Employer, or for reasons other than the performance of such duties (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, and each hour for which back pay is either awarded or granted to such Employee by the Employer, regardless of mitigation of damages. In computing and crediting Hours of Service for periods during which the Employee does not perform duties for the Employer, no more than five hundred one (501) Hours of Service shall be credited for any single continuous period of nonperformance of duties for the Employer, and the rules set forth in ss.ss.2530.200b-2(b) and (c) of Department of Labor Regulations shall apply, and those rules are incorporated herein by reference.

         Solely for purposes of determining whether a Break in Service has occurred, an Employee who is absent for maternity or paternity reasons or on other authorized leave will receive credit for up to five hundred one (501) Hours of Service for the Hours of Service which would otherwise have been credited to the Employee had the Employee not been absent, or if those Hours of Service cannot be determined, eight (8) Hours of Service for each day of absence. The Hours of Service credited for a maternity or a paternity absence shall be credited in the year the absence begins if necessary to prevent a Break in Service for that year or in any other case, in the immediately following year. An absence for maternity or paternity reasons means an absence (1) because of the individual's pregnancy, (2) because of the birth of the individual's child, (3) because of the individual's adoption of a child or (4) for purposes of caring for the individual's child beginning immediately following the child's birth or placement with the individual.

         1.22 NON-STOCK ACCOUNT means the portion of a Participant's Account which reflects his interest in the Plan attributable to assets other than Employer Stock and Self-Directed Investments.

         1.23 NORMAL RETIREMENT AGE means the Participant's sixty-fifth (65th) birthday.

         1.24 NORMAL RETIREMENT DATE means the first day of the month coinciding with or next following a Participant's attainment of Normal Retirement Age.

         1.25 PARTICIPANT means any Employee who participates in the Plan as provided in Article 2. A Participant shall continue to be a Participant as long as he has a Plan Account.

         1.26 PLAN means the Del Laboratories, Inc. Employee Stock Ownership Plan, as set forth in this document and as amended from time to time.

         1.27 PLAN SPONSOR means Del Laboratories, Inc., or any successor thereto.

         1.28 PLAN YEAR means the twelve (12) month period beginning each January 1 and ending each December 31 during which this Plan is in effect.

         1.29 QUALIFIED ELECTION PERIOD means the six (6)-Plan Year period beginning with the Plan Year in which the Employee first becomes a Qualified Participant.

         1.30 QUALIFIED PARTICIPANT means an Employee who has completed at least ten (10) years of participation in the Plan and has attained age fifty-five
(55).

         1.31 SELF-DIRECTED ACCOUNT means the portion of a Participant's Account which reflects his interest in the Plan attributable to his Self-Directed Investments.

         1.32 SELF-DIRECTED INVESTMENTS means investments made and held by the Trustee at the direction of a Participant pursuant to Section 4.4 and allocated to the Participant's Self-Directed Account.

         1.33 TRUST means the trust established under this Plan or under a separate trust agreement which forms a part of this Plan.

         1.34 TRUST FUND means the assets of the Trust.

         1.35 TRUSTEE means the trustee or trustees of the Trust serving as such from time to time.

         1.36 VALUATION DATE means the last day of a Plan Year, and any other date or dates chosen by the Administrator as of which the Trust Fund is valued.

         1.37 YEAR OF SERVICE (i) for purposes of vesting and determining whether a Participant's Early Retirement Date has been reached, means a Plan Year during which the Employee is credited with one thousand (1,000) Hours of Service, and (ii) for purposes of eligibility to participate, means the period commencing on the date the Employee first performs an Hour of Service and ending on the six (6) month anniversary thereof.

                  If an Employee incurs a Break in Service, the Employee's Years of Service before the Break in Service will be taken into account if the individual subsequently is reemployed by the Employer and completes one (1) Year of Service.

                  In the case of any Participant who incurs five (5) consecutive one-year Breaks in Service, Years of Service completed after such five (5) year period shall not be taken into account for purposes of determining the Participant's vested interest in benefits derived from Employer contributions which accrued before such five (5) year period.

                  If a Participant has a Break in Service before the Participant acquires a vested interest in the Participant's Plan Account, service before the Break in Service shall not be taken into account if the number of consecutive one-year Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of such Years of Service prior to such Break in Service.

                  If the Employer is a member of a controlled group of employers within the meaning of Code ss.414(b), (c), (m) or (o), Years of Service shall be determined as if all members of the controlled group were a single employer, excluding, however, employment during periods when the Employer was not a member of the controlled group.

                  In the case of an Employee who is absent from service with the Employer or an Affiliated Company solely by reason of military service under circumstances by which such Employee is afforded reemployment rights under any applicable Federal or State statute or regulation, such Employee shall be deemed not to have terminated employment or have been absent from service with the Employer or an Affiliated Company if such Employee returns to service with the Employer or an Affiliated Company before the expiration of such reemployment rights; provided, however, if such Employee fails to return to service with the Employer or an Affiliated Company before the expiration of such reemployment rights, such Employee shall be deemed to have terminated employment on the first day on which such Employee was first absent from service with the Employer or an Affiliated Company by reason of such military service.

                                    ARTICLE 2
                          ELIGIBILITY FOR PARTICIPATION

         2.1 INITIAL ELIGIBILITY. Each person who is an Employee on the Effective Date and who, on the Effective Date, is credited with at least one (1) Year of Service for eligibility purposes will become a Participant in the Plan on the Effective Date.

         2.2 SUBSEQUENT ELIGIBILITY. Each Employee who first is credited with at least one (1) Year of Service for eligibility purposes (i.e., the six (6) month period described in Section 1.36 (ii)) after the Effective Date will become a Participant on the first day of the Plan Year next following the date on which the Employee first is credited with at least one (1) Year of Service for eligibility purposes.

         2.3 REHIRED PARTICIPANTS. A Participant who ceases to be an Employee for any reason and who subsequently becomes an Employee will be eligible to participate in this Plan on the date he again becomes an Employee; provided, however, that if the Employee's Years of Service are disregarded pursuant to
Section 1.36, the Employee shall participate in this Plan only as provided in
Section 2.2.

                                    ARTICLE 3
                                  CONTRIBUTIONS

         3.1 EMPLOYER CONTRIBUTIONS. For each Plan Year, the Employer shall contribute cash or shares of Employer Stock, or both, in such amounts as may be established at the discretion of the Board of Directors, which amounts shall be delivered to the Trustee; provided, however, that Employer contributions shall be paid in cash in such amounts and at such times as may be needed to provide the Trustee with cash sufficient to pay any currently maturing obligations under an Acquisition Loan.

                  The Employer contribution for each Plan Year will be allocated to the Plan Accounts of those Participants who received Compensation from the Employer during the Plan Year and who are entitled to participate in the allocation for the Plan Year, in accordance with Article 5.

                  For each Plan Year, Employer contributions, if any, shall not be considered as accruing prior to the Anniversary Date thereof.

                  No Participant shall be required or permitted to make contributions to the Plan.

         3.2      DEDUCTIBILITY OF CONTRIBUTIONS; QUALIFICATION
CONTRIBUTIONS. Employer contributions for a Plan Year shall not exceed an amount which, when combined with all other contributions under the Plan for the Plan Year, equals the maximum contribution which would be deductible by the Employer under Code ss.404 (including carryovers) for the applicable fiscal year of the Employer.

                  If, for any Plan Year, the Plan fails to comply with the requirements of Code ss.410(b), the Employer may make an additional contribution to satisfy the requirements of such Code section. Such additional contribution may be made to the Accounts of Participants or to Accounts established for individuals who otherwise would not be Participants, as determined by the Employer, and shall be allocated as provided in Section 5.3.

         3.3      LIMITS ON ANNUAL ADDITIONS.

                  (a) BASIC LIMITATIONS. Notwithstanding any other provision of this Plan, for Plan Years beginning before January 1, 2002, a Participant's total annual additions under this Plan for any Plan Year shall not exceed the lesser of (a) thirty thousand dollars ($30,000) (as indexed), or (b) twenty-five percent (25%) of the Participant's compensation for such Plan Year. Notwithstanding any other provision of this Plan, for Plan Years beginning on or after January 1, 2002, a Participant's total annual additions under this Plan for any Plan Year shall not exceed the lesser of (a) forty thousand dollars ($40,000) (as indexed), or (b) one hundred percent (100%) of the Participant's compensation for such Plan Year. "Annual additions" for this purpose means the sum of (i) contributions under Section 3.1 of this Plan allocable to the Participant's Plan Account, and (ii) any forfeitures allocable to the Participant's Plan Account; provided, however, that, any Employer contributions which are applied by the Trustee to pay interest on an Acquisition Loan, and any Financed Shares which are allocated as forfeitures, shall not be included as annual additions if not more than one-third of the Employer contributions applied to pay principal and interest on an Acquisition Loan are allocated to Participants who are Highly Compensated Employees.

                           For purposes of this Section, "compensation" refers
to the Participant's earned income, wages, salaries, and fees for professional services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid to salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses) and excluding the following:

                           (i) Employer contributions to a plan of deferred
compensation which are not includible in the Participant's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Participant, or any distributions from a plan of deferred compensation;

                           (ii) Amounts realized from the exercise of a
non-qualified stock option, or when restricted stock (or property) held by the Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                           (iii) Amounts realized from the sale, exchange or
other disposition of stock acquired under a qualified stock option; and

                           (iv) Other amounts which received special tax
benefits.

                           For purposes of applying the limitations of this
Section, compensation for a limitation year is the compensation actually paid or includible in gross income during such year.

                           Notwithstanding the preceding sentence, compensation
for a Participant who is permanently and totally disabled (as defined in Code ss.22(e)(3)) is the compensation such Participant would have received for the limitation year if the Participant had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled. Such imputed compensation for the disabled Participant may be taken into account only if contributions made on behalf of such Participant are nonforfeitable when made.

                           Notwithstanding the preceding, effective for Plan
Years beginning on or after January 1, 1998, "compensation" shall include any elective deferral (as defined in Code ss.402(g)(3)) and any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Participant by reason of Code ss.125, 457 or (effective as of January 1, 2001) 132(f)(4).

                  (b) COMBINED LIMITATIONS. After any reduction in any benefit under a defined benefit plan pursuant to the following paragraph, if a Participant participates in any other defined contribution plan sponsored by the Employer which is qualified under Code ss.401(a), his annual additions under such plan shall be aggregated with his annual additions under this Plan, and his annual additions under this Plan shall be reduced, if necessary, so that the aggregate of such annual additions does not exceed the limitations set forth in
(a) above.

                           For limitation years commencing before January 1,
2000, if a Participant participates or has participated in any defined benefit pension plan sponsored by the Employer which is qualified under Code ss.401(a), his benefit under the defined benefit pension plan shall be reduced, if necessary, so that the sum of (i) and (ii) below does not exceed 1.0 for any Plan Year:

                           (i) (A) the projected annual normal retirement
benefit (assuming continued employment until such Participant's normal retirement date and constancy of all relevant factors) of the Participant under the defined benefit pension plan, determined as of the close of the Plan Year, divided by

                           (B) the lesser of (I) 1.25 times the dollar
limitation in effect under Code ss.415(b)(1)(A) as of the close of such Plan Year or (II) 1.4 times the Participant's average compensation for his "high three years" (where "high three years" refers to the period of three (3) consecutive calendar years yielding the highest such average and during which the Participant was a participant in the defined benefit pension plan), plus

                           (ii) (A) the sum of the annual additions credited to
the Participant under this Plan (and all other defined contribution plans required to be aggregated with this Plan) for the current Plan Year and all prior Plan Years, determined as of the close of the Plan Year, less any amounts permitted to be subtracted from such sum under ss.235(g)(3) of the Tax Equity and Fiscal Responsibility Act of 1982, divided by

                           (B) the lesser of (I) 1.25 times the dollar
limitation in effect under Code ss.415(c)(1)(A) (determined without regard to Code ss.415(c)(6)) for the current Plan Year and for all prior years of the Participant's employment with the Employer (regardless of whether a defined contribution plan was in effect for those years), or (II) thirty-five percent (35%) of the Participant's compensation for the current Plan Year and for prior years of the Participant's employment with the Employer (regardless of whether a defined contribution plan was in effect for those years).

                           If the fraction produced under (ii) above would
exceed 1.0, even after the reduction in the Participant's benefits under the defined benefit pension plan, which shall be done first, then the contributions for the Participant under this Plan shall be reduced to the extent necessary.

                  (c) AGGREGATION OF EMPLOYERS. The foregoing maximum contributions which may be made under this Plan shall be further limited by reason of the existence of other qualified retirement plans maintained by any other members of a controlled group of corporations, of one of a group of trades or businesses under common control (as described in Code ss.414(b) or (c), as modified by Code ss.415(h)), or of an affiliated service group (as described in Code ss.414(m) or (o)) to the extent such limitation is required by Code ss.415. The Administrator shall advise affected Participants of any additional limitation required by the preceding sentence.

         3.4 DISPOSITION OF EXCESS ANNUAL ADDITIONS. If the limitations described in Section 3.3 are exceeded with respect to any Participant in any Plan Year, then the contributions allocable to the Participant under this Plan for such Plan Year shall be reduced to the minimum extent required by such limitations. The Administrator, in its sole discretion, shall determine if any reduction in the annual additions to a Participant's Account is required by reason of the limitations set forth in this Article or Code ss.415. No Participant shall be entitled to any annual additions (or earnings thereon) made or allocated to the Participant in excess of such limitations. If it is determined at any time that the Administrator has erred in allocating Employer contributions to any Participant's Plan Account for any Plan Year in violation of such limitations, then the amount of any required reduction in the Employer's contributions (including earnings to the extent permitted by applicable law) allocable or allocated to the Participant under this Plan shall be returned to the Employer if such reduction in the Employer's contributions is attributable to a mistake of fact at the time the contribution was made. Any such return shall be made no later than one (1) year after the contribution was made. If the reduction in the Employer's contributions is not attributable to such a mistake of fact, the amount of the reduction (including earnings) shall be held in suspense and applied against the Employer's contributions under Section 3.1 which are next due and owing to the Plan.

         3.5 MILITARY SERVICE BENEFITS. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance withss.414(u) of the Code.

                                    ARTICLE 4
                           INVESTMENTS OF PLAN ASSETS

         4.1 EMPLOYER STOCK. Plan assets will be invested primarily in Employer Stock, as provided in the Trust Agreement that forms a part hereof. Plan assets may be used to purchase shares of Employer Stock from the Employer or its other shareholders. The Trustee may also invest Plan assets in any other investments permitted by the trust agreement that forms a part of this Plan.

         4.2 ADMINISTRATOR'S DIRECTION. All purchases and sales of Employer Stock by the Trustee shall be made at the direction of the Administrator. The Trustee may hold up to one hundred percent (100%) of the Plan's assets in Employer Stock.

         4.3 INCURRENCE OF ACQUISITION LOANS. At the direction of the Administrator, the Trustee may incur Acquisition Loans from time to time to finance the acquisition of Employer Stock or to repay a prior Acquisition Loan. An installment obligation incurred in connection with the purchase of Employer Stock shall constitute an Acquisition Loan. An Acquisition Loan shall be for a specific term, shall bear a reasonable rate of interest and shall not be payable on demand except in the event of default. An Acquisition Loan may be secured by a collateral pledge of the Financed Shares so acquired, which shares shall be allocated to an Acquisition Loan Suspense Account. No other Plan assets may be pledged as collateral for an Acquisition Loan, and no lender shall have recourse against Plan assets other than any Financed Shares remaining subject to a pledge. Repayment of principal and interest on any Acquisition Loan shall be made by the Trustee only from Employer contributions paid in cash to enable the Trustee to repay such loan, from earnings attributable to such Employer contributions and from any cash dividends received by the Trust on such Financed Shares. Any pledge of Financed Shares must provide for the release of shares so pledged in one of the following manners, as determined by the Administrator:

                  (a) NORMAL RELEASE METHOD. For each Plan Year during the duration of the Acquisition Loan, the number of Financed Shares released must equal the number of Financed Shares held in the Acquisition Loan Suspense Account immediately before release for the current Plan Year multiplied by a fraction, the numerator of which is the amount of principal and interest paid for the Plan Year and the denominator of which is the sum of the numerator plus the principal and interest to be paid for all future years. The number of future years under the Acquisition Loan must be definitely ascertainable and must be determined without taking into account any possible extensions or renewal periods. If the interest rate under the Acquisition Loan is variable, the interest to be paid in future years must be computed by using the interest rate applicable as of the end of the Plan Year.

                  (b) ALTERNATIVE RELEASE METHOD. Alternatively, the number of Financed Shares to be released from the Acquisition Loan Suspense Account may be determined in the same manner as described in (a), above, except that such number shall be based solely on the amount of principal paid for the Plan Year in relation to the sum of such amount plus the principal to be paid for all future years; and provided that:

                           (i) The Acquisition Loan must provide for annual
payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten (10) years;

                           (ii) Interest in any payment is disregarded only to
the extent that it would be determined to be interest under standard loan amortization tables; and

                           (iii) The alternative described in this subsection
(b) is not applicable from the time that, by reason of renewal, extension or refinancing, the sum of the expired duration of the Acquisition Loan, the renewal period, the extension period, and the duration of a new Acquisition Loan exceeds ten (10) years.

         4.4      DIVERSIFICATION ELECTIONS.

                  (a) QUALIFIED PARTICIPANTS' RIGHTS. Each Qualified Participant in the Plan may elect, within ninety (90) days after the close of each Plan Year in the Qualified Election Period with respect to such Qualified Participant, to direct the Administrator as to the investment of at least twenty-five percent (25%) of the Qualified Participant's Account (to the extent such portion exceeds the amount to which a prior election under this Section 4.4 applies). In the case of the last Plan Year with respect to which a Qualified Participant can make an election under this Section 4.4, he shall be permitted to direct the Administrator as to the investment of at least fifty percent (50%) of his Account (to the extent such portion exceeds the amount to which a prior election under this Section 4.4 applies).

                  (b) SELF-DIRECTED ACCOUNTS. The Administrator shall establish a Self-Directed Account for each Qualified Participant who makes an election under (a), above. The Administrator shall make available at least three investment options (not inconsistent with regulations prescribed by the Secretary of the Treasury) for each Qualified Participant who makes such an election, and the Plan Administrator shall direct the Trustee to invest the portion of such Qualified Participant's Account covered by such election in the option or options elected by the Qualified Participant, and allocated in the manner selected by the Qualified Participant within ninety (90) days after the 90-day election period described in (a), above. The Administrator shall establish and communicate reasonable procedures for implementing this Section 4.4, which procedures shall not be inconsistent with regulations prescribed by the Secretary of the Treasury.

         4.5      VOTING OF EMPLOYER STOCK.

                  (a) PUBLICLY TRADED STOCK. If the Plan Sponsor issues a class of securities required to be registered underss.12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or a class that would be required to be so registered except for the exemption from registration provided in subsection (g)(2)(H) of such ss.12, then each Participant and Beneficiary shall be entitled to direct the Trustee as to the manner in which shares allocated to his Employer Stock Account are to be voted.

                  (b) NON-PUBLICLY TRADED STOCK. If the Plan Sponsor does not issue a class of securities described in subsection (a), above, each Participant and Beneficiary shall be entitled to direct the Trustee as to the manner in which shares allocated to his Employer Stock Account are to be voted; provided, however, that:

                           (i) Such entitlement shall apply only with respect to
a corporate matter which involves the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transactions as the Secretary of the Treasury may prescribe in regulations;

                           (ii) The Plan Administrator may direct the Trustee to
vote the shares so directed such that each Participant and Beneficiary is deemed to be entitled to only one vote, regardless of the number of shares allocated to his Employer Stock Account, and the actual number of shares shall be voted in the proportion thus determined; and

                           (iii) The Plan Administrator shall direct the Trustee
as to the manner of voting all shares with respect to which Plan Participants and Beneficiaries do not have voting power under this Section.

                                    ARTICLE 5
                      ALLOCATIONS TO PARTICIPANTS' ACCOUNTS

         5.1      AMOUNTS SUBJECT TO ALLOCATION.

                  (a) AMOUNTS. As of the Anniversary Date within each Plan Year, the following amounts shall be allocated to the Accounts of Participants described in Section 5.2, in the manner described in Section 5.3:

                           (i) Employer contributions for the Plan Year, less
the portion thereof used to pay principal and interest on an Acquisition Loan;

                           (ii) Forfeitures allocable pursuant to Section 6.4
during the Plan Year; and

                           (iii) Shares of Employer Stock released from the
Acquisition Loan Suspense Account for the Plan Year.

                  (b) ACCOUNTS. Employer contributions made in the form of shares of Employer Stock, the number of shares of Employer Stock purchased with Employer cash contributions, forfeitures from other Participants' Employer Stock Accounts, and shares of Employer Stock released from an Acquisition Loan Suspense Account, shall be allocated to Participants' Employer Stock Accounts. Other Employer contributions and forfeitures shall be allocated to Participants' Non-Stock Accounts.

         5.2 PARTICIPANTS ENTITLED TO AN ALLOCATION. The amounts described in Section 5.1 shall be allocated to the Accounts of the following Participants:

                  (a) Participants who have been credited with at least one thousand (1,000) Hours of Service during, and who are employed by the Employer on the last day of, the Plan Year; and

                  (b) Participants who retire on or after their Early Retirement Date or Normal Retirement Date, who suffer a disability described in Section 6.2 or who die while in the employ of the Employer during the Plan Year, provided they have been credited with at least one thousand (1,000) Hours of Service during the Plan Year.

         5.3      ALLOCATIONS BASED ON COMPENSATION.  The amounts described in
Section 5.1 shall be allocated to the Accounts of Participants described in
Section 5.2 in the ratio that each such Participant's Compensation for the Plan Year bears to the total of all such Participants' Compensation for the Plan Year.

         5.4 ALLOCATION OF NET INCOME. The net income (or loss) of the Trust for each Plan Year will be determined as of the Anniversary Date. Each Participant's share of the net income (or loss) will be allocated to his Non-Stock Account in the ratio which the balance of such Non-Stock Account on the preceding Anniversary Date (reduced by the amount of any distribution from such Account or reallocation from such Account to the Participant's Self-Directed Account pursuant to Section 4.4 during the Plan Year) bears to the total of the Non-Stock Account balances for all Participants as of that date. For purposes of this Section 5.5, the net income (or loss) of the Plan includes the increase (or decrease) in the fair market value of Trust assets (other than Employer Stock and Self-Directed Investments), interest income, dividends and other income and gains (or loss) attributable to Plan assets (other than any dividends on shares of Employer Stock allocated to Participants' Employer Stock Accounts or income and gains (or loss) attributable to Self-Directed Investments) since the preceding Anniversary Date, reduced by any expenses charged to the Plan for that Plan Year.

         5.5 VALUATION OF EMPLOYER STOCK. Shares of Employer Stock shall be valued as of each Anniversary Date. Such value shall be the last reported sales price on the applicable date, or, in the event that no sales takes place on such day, the average of the reported closing bid and asked prices, in either case as reported on the principal national securities exchange on which such security is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the NASDAQ National Market System or, if such security is not quoted on such National Market System the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such security on such shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in such security selected for such purpose by the Board of Directors or by the Administrator in each case. In the case of Employer Stock for which there is no generally recognized market, the value shall be determined as of a particular date in accordance with ss.54.4975-11(d)(5) of the Income Tax Regulations based upon a valuation performed not less frequently than annually by an independent appraiser meeting the requirements of the regulations prescribed under ss.401(a)(28)(C) of the Code or, in the absence of such regulations, requirements similar to the requirements of the regulations prescribed under ss.170(a)(1) of the Code and having expertise in rendering such valuations.

         5.6 DIVIDENDS PAID ON EMPLOYER STOCK. Any stock dividends received on Employer Stock shall be credited to the Account to which such Employer Stock was allocated. Cash dividends paid on shares of Employer Stock held by the Trustee shall, at the discretion of the Administrator, be (i) separately allocated to the Non-Stock Accounts of all Participants and Beneficiaries as Plan earnings in accordance with Section 5.4, above, (ii) distributed in cash to Participants and Beneficiaries no later than 90 days after the close of the Plan Year in which paid to the extent of their respective nonforfeitable percentages determined as of the close of the Plan Year in accordance with Section 6.4, (iii) effective January 1, 2002, distributed as provided in subsection (ii), above, or reinvested in "qualifying employer securities" (within the meaning of Code ss.4975(e)(8)), as elected by the Participants and their Beneficiaries, or (iv) in the case of dividends paid on shares which have not been released from an Acquisition Loan Suspense Account, used to make payments on Acquisition Loans the proceeds of which were used to acquire the shares with respect to which the dividends are paid.

         5.7 VALUATION OF SELF-DIRECTED ACCOUNTS. The value of each Participant's Self-Directed Account shall be determined as of each Anniversary Date. Interim valuations and similar periodic statements reflecting the performance of the Participant's Self- Directed Investments may be distributed by the issuers of securities or other financial institutions, as the case may be, directly to the Participant or through the Trustee, but neither the Employer, the Administrator nor the Trustee shall be required to prescribe any particular form or frequency of such valuations or statements or for determining the accuracy thereof.

         5.8 ALLOCATION ACCOUNTING PROCEDURES. The Administrator shall establish accounting procedures for the purpose of making the allocation to Participants' Accounts provided for in this Section. The Administrator shall maintain adequate records of the cost basis of Employer Stock allocated to each Participant's Employer Stock Account. The Administrator also shall keep separate records of Financed Shares and of Employer contributions (and any earnings thereon) made for the purpose of enabling the Trustee to repay any Acquisition Loans. From time to time, the Administrator may modify its accounting procedures for the purpose of achieving equitable and nondiscriminatory allocations among the Accounts of Participants, in accordance with the provisions of this Section and the applicable requirements of the Code and ERISA.

                                    ARTICLE 6
                                  DISTRIBUTIONS

         6.1      RETIREMENT.

                  (a) Each Participant who is an Employee on his Early Retirement Date or Normal Retirement Date shall, to the extent not then vested, become fully vested and, following termination of employment, the Participant shall be entitled to receive the full amount of his Plan Account, as provided in
Section 6.6.

                  (b) Distribution to a Participant shall be made, or shall commence, at the time(s) provided in Section 6.6, and after arrangements for payment have been made by the Administrator and the Trustee; provided, however, that distribution shall be made, or shall commence, in no event later than the time required for distribution under applicable law.

         6.2      DISABILITY.

                  (a) If a Participant's employment with the Employer terminates because of disability, the Participant's entire Plan Account, to the extent not then vested, shall become fully vested in the Participant and shall be paid or shall commence to be paid to the Participant at the time(s) provided in Section 6.6, following the Administrator's approval of the Participant's disability and after arrangements for payment have been made by the Administrator and the Trustee; provided, however, that distribution shall be made, or shall commence, in no event later than the time required for distribution under applicable law; and, provided further, that if the value of a terminated Participant's Plan Account is more than three thousand five hundred dollars ($3,500) (more than five thousand dollars ($5,000) for Plan Years beginning after 1999), and the Participant does not elect an earlier distribution, the Participant's Plan Account shall be paid to the Participant, as provided in Section 6.6, at the Participant's Normal Retirement Date.

                  (b) A Participant shall be considered disabled if he establishes to the satisfaction of the Administrator that he is unable to engage in any substantial gainful activity because of a medically determinable physical or mental impairment which can be expected to result in death or to be of a long and indefinite duration and which constitutes total disability for purposes of Social Security benefits. Evidence of disability shall include the certificate of a competent licensed physician selected by the Participant and approved by the Administrator which confirms that the Participant is disabled as defined herein.

         6.3 DEATH OF PARTICIPANT. If a Participant's employment is terminated because of the death of the Participant, the Participant's entire Plan Account, to the extent not then vested, shall become fully vested in the Participant. Upon the death of a Participant, the Participant's vested Plan Account shall be paid or shall commence to be paid, as provided in Section 6.6, to the Participant's Beneficiary, who in the case of a married Participant shall be his spouse.

                  Notwithstanding the foregoing, a married Participant may, by a "qualified election," designate a different Beneficiary for all or part of his Plan Account. A "qualified election" is a written designation by the Participant of a Beneficiary other than the Participant's spouse which contains the written consent of the spouse to the payment of the Plan Account to the Beneficiary designated in the election (which may not be changed without spousal consent) or which contains the written consent of the spouse which expressly permits Beneficiary designations by the Participant without any requirement of further consent by the spouse. The spouse must acknowledge the effect of the waiver and consent and the spouse's signature must be notarized or witnessed by a Plan representative. If the consent of the spouse permits Beneficiary designations without further consent by the spouse, the consent must acknowledge and expressly relinquish the right to limit the consent to the designation of a specific Beneficiary. A spouse may not revoke his qualified election. A qualified election is not required if it is established to the satisfaction of the Administrator that there is no spouse or that the spouse cannot be located. If the spouse is legally incompetent to give consent, the spouse's legal guardian, even if the guardian is the Participant, may give consent. Also, if the Participant is legally separated or the Participant has been abandoned (within the meaning of local law), and the Participant has a court order to such effect, a qualified election is not required unless a qualified domestic relations order (as defined in Code ss.414(p)) provides otherwise.

                  Payment of the Participant's Plan Account on death shall be made, or shall commence, as soon as is practicable following the Participant's death and after arrangements for payment have been made by the Administrator and the Trustee; provided, however, that distribution shall be made, or shall commence, in no event later than the time required for distribution under applicable law.

                  The death benefits of a Participant who dies after his benefits under the Plan begin are those specified, if any, under the form in which the Participant's benefits were being paid.

         6.4      TERMINATION PRIOR TO RETIREMENT.

                  (a) AMOUNT OF DISTRIBUTION: FORFEITURES. If a Participant's employment with the Employer terminates for any reason other than retirement (pursuant to Section 6.1), disability (pursuant to Section 6.2) or death, his Plan Account shall be vested according to his completed Years of Service as follows:


YEARS OF SERVICE FOR VESTING PURPOSES             VESTED PERCENTAGE
===================================== ==========================================
           Less than 5                                 0%
            5 or more                                 100%
===================================== ==========================================

                  The vested portion of the terminated Participant's Plan Account shall be payable as provided in this Section. The unvested portion of such Plan Account shall be forfeited and first used to satisfy forfeiture restoration rights of Participants under Section 6.5 and, if forfeitures remain after satisfying forfeiture restoration rights, excess forfeitures shall be allocated in the manner described in Article 5. The unvested portion of the terminated Participant's Plan Account shall be forfeited on the earlier of (1) the date of a cash-out distribution to the Participant as described in Treasury Regulation ss.1.411(a)-7(d), or (2) the last day of the Plan Year in which the Participant incurs a Break in Service. Any Participant who, upon termination of employment, is zero percent (0%) vested in his Account shall be deemed to have received a cash-out distribution upon termination of employment. Forfeitures shall be restored, if at all, pursuant to Section 6.5.

                  (b) TIMING OF DISTRIBUTION. On or before the Anniversary Date coinciding with or subsequent to the termination of a Participant's employment for any reason other than retirement, disability or death, the Administrator may direct the Trustee to segregate the amount of the vested portion of such terminated Participant's Plan Account and invest the aggregate amount thereof in a separate, federally insured savings account, certificate of deposit, common or collective trust fund of a bank or a deferred annuity. In the event the vested portion of a Participant's Plan Account is not segregated, the amount shall remain in a separate account for the terminated Participant and share in allocations as and to the extent provided in Article 5 until such time as a distribution is made to the terminated Participant.

                  Subject to Section 6.6, distribution of the funds due to a terminated Participant shall be made on the occurrence of an event which would result in the distribution had the terminated Participant remained in the employ of the Employer (upon the Participant's death, disability, or Early or Normal Retirement Date). If the value of the Participant's Plan Account is three thousand five hundred dollars ($3,500) or less (five thousand dollars ($5,000) or less for Plan Years beginning after 1999), except as otherwise provided in
Section 6.14, the Participant will automatically receive his Plan Account in a lump sum distribution as soon as practicable after the close of the Plan Year in which the Participant terminates employment. If the value of a terminated Participant's Plan Account is more than three thousand five hundred dollars ($3,500) (more than five thousand dollars ($5,000) for Plan Years beginning after 1999), and the Participant does not elect an earlier distribution, the Participant's Plan Account shall be paid to the Participant, as provided in
Section 6.6, at the Participant's Normal Retirement Date.

         6.5 REHIRED PARTICIPANT. A Participant who is not one hundred percent (100%) vested in his Plan Account upon termination of employment and who forfeits the unvested portion of his Plan Account as provided in Section 6.4(a) shall be entitled to a restoration of the forfeited amount only as provided in this Section. If the vested portion of the Plan Account of a terminated Participant is paid to the Participant before the Participant incurs five (5) consecutive one-year Breaks in Service and if the Participant is rehired before he incurs five (5) consecutive one-year Breaks in Service and repays the amount distributed before the date which is five (5) years after the date the Participant is rehired, any unvested portion of the Participant's Plan Account which previously was forfeited shall be restored to the Participant's Plan Account. If the vested portion of the Plan Account of a terminated Participant is not paid to the Participant before the Participant incurs five (5) consecutive one-year Breaks in Service and if the Participant is rehired before he incurs five (5) consecutive one-year Breaks in Service, any unvested portion of the Participant's Plan Account which previously was forfeited shall be restored to the Participant's Plan Account. Any Participant who is deemed to have received a cash-out distribution because he was zero percent (0%) vested upon termination of employment and who is rehired before incurring five (5) consecutive Breaks in Service shall be deemed to have repaid the deemed distribution upon his date of rehire.

         6.6      DISTRIBUTIONS.

                  (a) MEDIUM OF DISTRIBUTIONS. Subject to Section 6.7, distribution of a Participant's benefit may be made in cash or Employer Stock or both, provided, however, that if a Participant or Beneficiary so demands, such benefit shall be distributed only in the form of Employer Stock. Prior to making a distribution of benefits, the Administrator shall advise the Participant or his Beneficiary, in writing, of the right to demand that benefits be distributed solely in Employer Stock.

                  (b) REQUIRED BEGINNING DATE. Unless the Participant otherwise elects, distribution of the portion of the Participant's Account shall commence no later than one (1) year after the close of the Plan Year:

                           (i) in which the Participant separates from service
by reason of the attainment of Normal Retirement Age, disability (as defined in Section 6.2) or death; or

                           (ii) which is the fifth (5th) Plan Year following the
Plan Year in which the Participant otherwise separates from service, except that this paragraph (ii) shall not apply if the Participant is reemployed by the Employer before distribution is required to begin under this paragraph (ii).

                           Notwithstanding the preceding paragraph, distribution
to a Participant under this Section shall not include amounts held under the Plan in respect of any Employer Stock acquired with the proceeds of an Acquisition Loan until the close of the Plan Year for which such loan is repaid in full. With respect to amounts distributable to a Participant in respect of Employer Stock acquired with the proceeds of an Acquisition Loan after the close of the Plan Year for which such loan is repaid in full, such distributions shall be made as if the Participant actually terminated employment on the last day of the Plan Year in which the Acquisition Loan is repaid in full, with distributions occurring as soon as practicable after such Plan Year (or after a Break in Service, if applicable) and accomplished in the manner as if the Participant had terminated employment on such last day of the Plan Year in the manner he in fact had terminated employment.

                  (c) PERIOD OF DISTRIBUTIONS. Unless the Participant elects in writing a longer distribution period, distribution to a Participant or his Beneficiary of Employer Stock acquired by the Plan shall be in substantially equal monthly, quarterly, semiannual or annual installments over a period not longer than five (5) years. In the case of a Participant with an Account in excess of five hundred thousand dollars ($500,000), the five (5) year period shall be extended one (1) additional year (but not more than five (5) additional years) for each one hundred thousand dollars ($100,000) or fraction thereof by which such balance exceeds five hundred thousand dollars ($500,000). The dollar limits shall be adjusted at the same time and in the same manner as provided in Code ss.415(d).

                           Unless the Participant elects in writing a longer
distribution period, distribution to a Participant or his Beneficiary of the Participant's Account (excluding the Participant's Employer Stock Account) shall be made, at the election of the Participant, as either

                           (i) a single lump sum payment or (ii) payments over a
period certain in monthly, quarterly, semiannual, or annual installments (the period over which such payment is to be made shall not extend beyond the earlier of the Participant's life expectancy (or the life expectancy of the Participant and his designated Beneficiary) or the limited distribution period provided for in the paragraph immediately above).

                  (d) CALCULATIONS OF DISTRIBUTIONS. Distributions if any, of a Participant's Employer Stock Account that are made in cash shall be based on the value of the Employer Stock as of the close of the most recent Valuation Date (which, for this purpose, shall be the last day of a calendar quarter), where the value is quoted on a system sponsored by a national securities association registered under ss.15A(b) of the Exchange Act. Any distributions of a Participant's Non-Stock Account or Self Directed Account shall be based on the value of the Account as of the last day of the most recent calendar quarter, increased by any cash dividends that are paid subsequent to the Valuation Date on shares of Employer Stock held in a participant's Employer Stock Account prior to a distribution of such Employer Stock Account.

         6.7 RESTRICTIONS ON STOCK DISTRIBUTIONS. Notwithstanding anything herein to the contrary, if the Plan Sponsor is or becomes an S corporation, all distributions of the Employer Stock Account under this Plan shall be made in cash or in Employer Stock, as determined by the Administrator in its discretion, exercised in a uniform and nondiscriminatory manner. If the Plan Sponsor's charter or bylaws restricts, or is amended to restrict, the ownership of substantially all outstanding securities of the Plan Sponsor to Employees or to a trust described in ss.401(a) of the Code, all distributions of the Employer Stock Account under this Plan shall be made in cash. The Administrator shall direct the Trustee as to the method by which the Trustee shall obtain any cash necessary to make distributions under the Plan including, but not limited to, sales of Employer Stock to the Employer using the valuation provided under
Section 5.5. All cash distributions of the Employer Stock Account shall be made at the times and over the periods such Employer Stock Account would have been paid had distributions been made in shares of Employer Stock (under Section 6.6).

         6.8 STOCK DISTRIBUTIONS; PUT OPTION. The provisions of this Section 6.8, and Sections 6.9 and 6.10, shall be applicable solely if the Employer Stock is not (or ceases to be) readily tradeable on an established securities market.

                  (a) STOCK DISTRIBUTIONS. A Participant or Beneficiary who is entitled to a distribution from the Plan in the form of shares of Employer Stock shall have the right to require the Employer to repurchase shares so distributed under a fair valuation formula. The right to require the Employer to repurchase shares of Employer Stock may be exercised by the Participant or Beneficiary to whom the shares were distributed. The Employer may allow the Administrator to direct the Trustee to purchase Employer Stock tendered to the Employer under a put option.

                  (b) PUT OPTION PERIOD. The right to require the Employer to repurchase shares of Employer Stock may be exercised at any time within the sixty (60) day period following the date of distribution of such shares, and if such right is not exercised within such sixty (60) day period, within the sixty
(60) day period commencing as soon as practicable in the following Plan Year after the Plan Administrator has valued the Employer Stock for the previous Plan Year.

                  (c) EXERCISE PRICE. The amount to be paid by the Employer pursuant to the exercise of a right described in this Section with respect to shares of Employer Stock may be paid in a lump sum or in substantially equal periodic payments (not less frequently than annually) over a period beginning not later than thirty (30) days after the exercise of such right and not exceeding five (5) years, provided that, if payment is to be made in periodic payments, adequate security shall be provided and reasonable interest shall be paid on the unpaid amounts.

         6.9 PUT OPTION RIGHT; LEVERAGED SHARES. The following special rules apply to the exercise of a right described in Section 6.8, above, with respect to any shares of Employer Stock acquired with the proceeds of an Acquisition
Loan:

                  (a) EXERCISE OF RIGHT BY DONEES OR HEIRS. Such right may also be exercised by the Participant's or Beneficiary's donees, or by the persons (including an estate or its distributee) to whom the shares pass by reason of the Participant's or Beneficiary's death; and

                  (b) EXERCISE PERIOD. Such right may be exercised at any time during the 15- month period beginning on the date of distribution by the holder notifying the Employer in writing that such right is being exercised.

                  The provisions of Section 6.8 and this Section are nonterminable and shall continue to apply even if the Plan ceases to be an employee stock ownership plan within the meaning of ss.4975(e)(7) of the Code.

         6.10 RIGHT OF FIRST REFUSAL ON EMPLOYER STOCK. Subject to Section 6.8, any shares of Employer Stock distributed by the Trust shall be subject to a "right of first refusal." The right of first refusal shall provide that, prior to any subsequent transfer, such Employer Stock must first be offered in writing to the Employer, and then if refused by the Employer, to the Trust, at the then fair market value thereof. The selling price and other terms under the right of first refusal must not be less favorable to the seller than the greater of the value of the Employer Stock determined under Treas. Reg. ss.54.4975-11(d)(5) by an independent appraiser meeting requirements similar to those contained in Treasury regulations under ss.170(a)(1) of the Code or the purchase price and other terms that would be contained in a good faith offer to purchase such shares from an independent prospective buyer. The Employer and the Administrator (on behalf of the Trust) shall have a total of fourteen (14) days (from the date the Employer receives the offer) to exercise the right of first refusal on the same terms offered by the prospective buyer. A Participant (or Beneficiary) entitled to a distribution of Employer Stock may be required to execute an appropriate stock transfer agreement (evidencing the right of first refusal) prior to receiving a certificate for Employer Stock.

         6.11 LEGENDS. Shares of Employer Stock held or distributed by the Trustee may include such legend restrictions on transferability as the Plan Sponsor may reasonably require in order to assure compliance with applicable federal and state securities laws. Except as otherwise provided in Section 6.8 and Section 6.10, no shares of Employer Stock held or distributed by the Trustee may be subject to a put, call or other option, or buy-sell or similar arrangement.

         6.12 COMMENCEMENT OF BENEFITS. A Participant's distribution must be made or must commence by the first day of April of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2) (effective as of January 1, 2001, the later of the calendar year in which the Participant terminates employment with the Employer or the calendar year in which the Participant attains age seventy and one-half (70 1/2)). Notwithstanding the preceding, (i) if the Participant is a five percent (5%) owner of the Employer (as defined in Code ss.416(i)) with respect to the Plan Year in which the Participant attains age seventy and one-half (70 1/2), the required distribution commencement date is the first day of April of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2) (even if the Participant's employment with the Employer has not yet terminated) and (ii) a Participant other than a five percent (5%) owner (as defined in Code ss.416(i)) who attains age seventy and one-half (70 1/2), but whose employment with the Employer has not yet terminated, shall be permitted, but shall not be required, to elect to commence the receipt of distributions by the first day of April of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2).

         6.13 NOTICE REQUIREMENTS. No less than thirty (30) days and no more than ninety (90) days before the date of any distribution to a Participant prior to the Participant's Normal Retirement Date, the Participant must receive (i) a general description of the material features, and an explanation of the relative values, of optional forms of benefit available under the Plan, and (ii) notice of the Participant's right to defer the distribution until the Participant's Normal Retirement Date. The preceding notice requirement under (ii) is not applicable for any distribution after the Participant's Normal Retirement Date, and none of the preceding notice requirements are applicable if the Participant's Plan Account can be cashed out as provided under Section 6.14.

                  Notwithstanding the preceding, such distribution may commence less than thirty (30) days after the notice required under ss.1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                  (a) the Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                  (b) the Participant, after receiving the notice, affirmatively elects an immediate distribution.

         6.14 CASH-OUT DISTRIBUTIONS. Notwithstanding any other provision of the Plan to the contrary, if the present value of a Participant's vested Plan Account to be distributed does not exceed three thousand five hundred dollars ($3,500) (five thousand dollars ($5,000) for Plan Years beginning after 1999) (the "cash-out limit") on the date the distribution commences pursuant to this Article, such Participant's vested Plan Account will be distributed in a lump sum as soon as practicable after the date on which the Participant (or Beneficiary) becomes entitled to the distribution.

                  Notwithstanding the above, effective as of the date that the Plan is required to comply with final regulations to be issued by the Department of Labor pursuant to ss.657 of the Economic Growth and Tax Relief Reconciliation Act of 2001, any distribution under this Section of an amount in excess of one thousand dollars ($1,000) will be made as a direct transfer to an individual retirement account, described in Code ss.408(a), for the benefit of the Participant or Beneficiary, unless the Participant or Beneficiary elects a distribution or a rollover or transfer to another eligible plan. The Administrator shall inform the Participant or Beneficiary that the amount distributed may be transferred to another eligible individual retirement plan. A transfer made pursuant to this paragraph shall comply with all applicable requirements of the final regulations issued by the Department of Labor.

         6.15 DIRECT ROLLOVERS. Notwithstanding any other provision of the Plan to the contrary, any Distributee who is to receive an Eligible Rollover Distribution may elect the direct trustee-to-trustee rollover of the distribution to an Eligible Retirement Plan. A direct rollover election must be made pursuant to the procedures established by the Plan Administrator and must specify the Eligible Retirement Plan to which the direct rollover is to be made. If the Distributee elects a direct rollover as permitted hereunder, the Plan Administrator shall make the rollover as elected. For purposes of this Section, the term "Eligible Rollover Distribution" has the meaning given such term in Code ss.401(a)(31)(C) and currently means any distribution on or after January 1, 1993 of all or any portion of the balance to the credit of the Distributee, except (i) any distribution that is one of a series of substantially equal periodic payments (not less frequent than annual) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more, (ii) any distribution to the extent such distribution is required under Code ss.401(a)(9), (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities) or (iv) effective January 1, 2000, to the extent required by sections 6005(c)(2)(A) and (B) of the Internal Revenue Service Restructuring and Reform Act of 1998, Pub. L. 105-206, including any additional guidance issued by the Internal Revenue Service in respect thereof, any portion of a distribution which is a hardship distribution described in Code ss.401(k)(2)(B)(i)(IV) that is attributable to elective contributions under Treasury Regulation ss.1.401(k)-1(d)(2)(ii). For purposes of this Section, the term Eligible Retirement Plan has the meaning given such term in Code ss.401(a)(31)(D) and currently means (i) an individual retirement account described in Code ss.408(a), (ii) an individual retirement annuity described in Code ss.408(b) (other than an endowment contract), (iii) an annuity plan described in Code ss.403(a), and (iv) a qualified trust that is a defined contribution plan described in Code ss.401(a), the terms of which permit the acceptance of direct rollovers. However, in the case of an Eligible Rollover Distribution to a Participant's surviving spouse, an Eligible Retirement Plan is limited to the plans described in (i) and (ii) in the preceding sentence. For purposes of this Section, the term Distributee includes the Participant and the Participant's surviving spouse. In addition, Distributee includes the Participant's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order, as defined in Code ss.414(p), with respect to the payee's interest under the Plan.

                  Notwithstanding the above, for purposes of this Section, effective January 1, 2002, the term Eligible Retirement Plan has the meaning given that term in Code ss.401(a)(31)(D), as amended by the Economic Growth and Tax Relief Reconciliation Act of 2001, and includes (i) an individual retirement account described in Code ss.408(a), (ii) an individual retirement annuity described in Code ss.408(b) (other than an endowment contract), (iii) an annuity plan described in Code ss.403(a), (iv) a qualified trust that is a defined contribution plan described in Code ss.401(a), the terms of which permit the acceptance of direct rollovers, (v) an eligible deferred compensation plan described in Code ss.457(b) that is maintained by an eligible employer described in Code ss.457(e)(1)(A) and (vi) an annuity contract described in Code ss.403(b).

         6.16 REQUIRED DISTRIBUTIONS. This Section is included in the Plan to comply with Code ss.401(a)(9). To the extent that there is any conflict between the provisions of Code ss.401(a)(9) and any other provision in the Plan, the provisions of Code ss.401(a)(9) will control. If the Participant's spouse is not the Beneficiary with respect to any distribution of benefits, the method of distribution elected must satisfy the incidental death benefit requirements specified in ss.401(a)(9)(G) of the Code. Participants whose distributions from the Plan were required to commence prior to January 1, 2001 because of attainment of age seventy and one-half (70 1/2) may elect to cease receiving distributions until otherwise required under the Plan.

                  With respect to distributions under the Plan made in calendar years commencing on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Code ss.401(a)(9) in accordance with the Regulations under Code ss.401(a)(9) that were proposed in January 2001, notwithstanding any provision of the Plan to the contrary. This application shall continue in effect until the end of the last calendar year beginning before the effective date of Final Regulations under Code ss.401(a)(9) or such other date specified in guidance published by the Internal Revenue Service, at which time the Final Regulations under Code ss.401(a)(9) shall control.

                                    ARTICLE 7
                                 ADMINISTRATION

         7.1 ADMINISTRATION. The administration of this Plan shall be the responsibility of the following named fiduciaries, who are designated as such for purposes of ERISA:

                  (a) The Trustee with respect to the management, control and investment of the Trust (except to the extent the Trustee is subject to the direction of the Administrator, Participants or an investment manager appointed by the Employer as provided herein) and the payment of benefits to Participants and their Beneficiaries;

                  (b) The Administrator or other person or persons designated by the Administrator for purposes of determining appeals with respect to denied claims for benefits; and

                  (c) The Administrator with respect to controlling and managing the administration and operation of the Plan as hereinafter set forth. The Administrator may, through a written instrument, designate other persons to carry out some or all of its fiduciary responsibility.

                  The authority of each named fiduciary in its designated area of responsibility as aforesaid shall be exclusive, and no named fiduciary shall have either authority or responsibility to exercise any discretion or control other than as specifically delegated to the named fiduciary hereunder. Any person or group of persons or entity may serve in more than one fiduciary capacity with respect to the Plan.

                                    ARTICLE 8
                                THE ADMINISTRATOR

         8.1 MEMBERS. The Administrator shall be designated by the Plan Sponsor and may be the Plan Sponsor or a committee of one or more individuals (which individuals may, but need not, be Participants in the Plan). The Administrator shall serve until death, resignation or removal by the Plan Sponsor.

         8.2      PROCEDURE.

                  (a) The Administrator may elect from among its membership, by a majority vote for each, a chairperson and a secretary and such other officers as the Administrator may deem expedient. The Administrator shall meet as often as its chairperson deems necessary to carry out its functions. Any other two (2) members of the Administrator may call a meeting at any time by giving due notice thereof to the chairperson and the other Administrator members.

                  (b) Action by the Administrator on any matter of substance or on any matter that requires the exercise of discretion by the Administrator shall be taken at a meeting of the Administrator by a majority vote or by unanimous written consent without a meeting. Action on purely administrative matters may be taken by any member designated by a majority of the entire Administrator to act upon such administrative matter. However, no member of the Administrator who is a Participant shall vote or act on any question concerning only his rights or his Beneficiaries' rights under the Plan.

         8.3 POWERS AND RESPONSIBILITIES. The Administrator shall have the following powers and responsibilities:

                  (a) Construing the Plan, and remedying any ambiguities, inconsistencies or omissions.

                  (b) Determining all questions relative to the eligibility of Employees to be Participants and the benefits of Participants or Beneficiaries.

                  (c) Establishing reasonable rules for the administration of the Plan.

                  (d) Maintaining appropriate records relating to Participants and their Beneficiaries.

                  (e) Designating to the Trustee the investment vehicles to be established under Sections 4.4 and 9.3 and the portion of each Participant's Plan Account which may be invested in each such vehicle.

                  (f) Preparing and filing such reports and returns with respect to the Plan as are required by law.

                  (g) Allocating income, gains and losses among Plan Accounts as provided herein.

                  (h) Performing other duties necessary for the administration of this Plan which appear to the Administrator to be necessary or appropriate in order properly to administer and operate the Plan.

                  The Administrator shall discharge its duties for the exclusive purpose of providing benefits hereunder and defraying the reasonable expenses of operating the Plan and with the skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

                  In carrying out its duties herein, the Administrator shall have discretionary authority to exercise all powers and to make all determinations, consistent with the terms of the Plan, in all matters entrusted to it, and its determinations shall be given deference and shall be final and binding on all interested parties.

         8.4      CERTIFICATIONS AND INVESTIGATIONS.

                  (a) Whenever in the administration of the Plan a certification by the Employer is required to be given to the Administrator, or if the Administrator shall deem it necessary that a matter be proved by certification of the Employer prior to taking or omitting any action hereunder, such certification shall be duly made, and the matter shall be deemed proved, by an instrument delivered to the Administrator, signed in the name of the Employer by its duly authorized representative. The Administrator shall be empowered to act, and shall be protected in acting, upon such instrument. Further, the Administrator shall be empowered to act, and shall be protected in acting, upon any notice, resolution, order, offer, telegram, letter or other document believed by the Administrator to be genuine and to have been signed by the proper party or parties.

                  (b) The Administrator shall not be required to make any investigation to determine the identity or mailing address of any person entitled to benefits under this Plan and shall be entitled to withhold the payment of benefits until the identity and mailing addresses of persons entitled to benefits are certified to it by the Employer or by such person.

         8.5 CLAIMS PROCEDURE. Any person claiming a benefit under the Plan (a "Claimant") shall present the claim, in writing, to the Administrator, and the Administrator shall respond in writing. If the claim is denied, the written notice of denial shall state, in a manner calculated to be understood by the
Claimant:

                  (a) The specific reason or reasons for denial, with specific references to the Plan provisions on which the denial is based;

                  (b) A description of any additional material or information necessary for the Claimant to perfect his claim and an explanation of why such material or information is necessary; and

                  (c) An explanation of the Plan's claims review procedure.

                  The written notice denying or granting the Claimant's claim shall be provided to the Claimant within ninety (90) days after the Administrator's receipt of the claim, unless special circumstances require an extension of time for processing the claim. If such an extension is required, written notice of the extension shall be furnished by the Administrator to the Claimant within the initial ninety (90) day period and in no event shall such an extension exceed a period of ninety (90) days from the end of the initial ninety
(90) day period. Any extension notice shall indicate the special circumstances requiring the extension and the date on which the Administrator expects to render a decision on the claim. Any claim not granted or denied within the period noted above shall be deemed to have been denied.

                  Any Claimant whose claim is denied, or deemed to be denied under the preceding sentence, (or such Claimant's authorized representative) may, within sixty (60) days after the Claimant's receipt of notice of the denial, or after the date of the deemed denial, request a review of the denial by notice given, in writing, to the Administrator. Upon such a request for review, the claim shall be reviewed by the Administrator (or its designated representative) which may, but shall not be required to, grant the Claimant a hearing. In connection with the review, the Claimant may have representation, may examine pertinent documents, and may submit issues and comments in writing.

                  The decision on review normally shall be made within sixty
(60) days of the Administrator's receipt of the request for review. If an extension of time is required due to special circumstances, the Claimant shall be notified, in writing, by the Administrator, and the time limit for the decision on review shall be extended to one hundred twenty (120) days. The decision on review shall be in writing and shall state, in a manner calculated to be understood by the Claimant, the specific reasons for the decision and shall include references to the relevant Plan provisions on which the decision is based. The written decision on review shall be given to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty (120) day) time limit discussed above. If the decision on review is not communicated to the Claimant within the sixty (60) day (or, if applicable, the one hundred twenty
(120) day) period discussed above, the claim shall be deemed to have been denied upon review. All decisions on review shall be final and binding with respect to all concerned parties.

         8.6 ADVICE. The Administrator may secure specialized advice or assistance as it deems necessary or desirable in connection with the administration and operation of the Plan and shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon, any advice or opinion so obtained.

         8.7 DELEGATION. The Administrator shall have the power and authority to delegate from time to time by written instrument all or any part of its duties, powers or responsibilities under the Plan, both ministerial and discretionary, as it deems appropriate, to any person, and in the same manner to revoke any such delegation of duties, powers or responsibilities. Any action of such person in the exercise of duties, powers or responsibilities delegated to such person shall have the same force and effect for all purposes hereunder as if such action had been taken by the Administrator. Further, the Administrator may authorize one or more persons to execute any certificate or document on behalf of the Administrator, in which event any person notified by the Administrator of such authorization shall be entitled to accept and conclusively rely upon any such certificate or document executed by such person as representing action by the Administrator until such third person shall have been notified of the revocation of such authority. Except to the extent required by ERISA, the Administrator shall not be liable for any act or omission of any person to whom the Administrator's duties, powers or responsibilities have been delegated, nor shall any person to whom any duties, powers or responsibilities have been delegated have any liabilities with respect to any duties, powers or responsibilities not delegated to such person, except to the extent required by ERISA.

         8.8 LIABILITY; INDEMNIFICATION. Except to the extent required by ERISA, no member of the Administrator shall incur any liability: (i) by virtue of any contract, agreement, bond or other instrument made or executed by the member or on the member's behalf as a member of the Administrator, (ii) for any act or failure to act, or any mistake or judgment made by the member, with respect to the business of the Plan, unless resulting from the member's gross negligence or willful misconduct, or (iii) for the neglect, omission or wrongdoing of any other member of the Administrator or of any person employed or retained by the Administrator. The Employer shall indemnify and hold harmless each member of the Administrator from the effects and consequences of the member's acts, omissions and conduct with respect to the Plan, except to the extent that such effects and consequences shall result from the member's own willful misconduct or gross negligence. The foregoing right to indemnification shall be in addition to such other rights as the Administrator may enjoy as a matter of law or by reason of insurance coverage of any kind. Rights granted hereunder shall be in addition to and not in lieu of any rights to indemnification to which the Administrator may be entitled pursuant to the by-laws of the Employer, and, if the Administrator is an Employee, service as the Administrator shall be deemed in partial fulfillment of the member's employment function. In all computations, the Administrator shall be entitled to rely fully upon data furnished by the Employer and upon information furnished it by or on behalf of an Employee or Employees.

         8.9 INSURANCE. The Plan may purchase, as an expense of the Plan, liability insurance for the Plan and/or for its fiduciaries to cover liability or losses occurring by reason of an act or omission by a fiduciary; provided, that such insurance permits recourse by the insurer against the fiduciary in the case of a breach of a fiduciary obligation by such fiduciary. In addition, any fiduciary may purchase, from and for the fiduciary's own account, insurance to protect the fiduciary in the event of a breach of fiduciary duty, and the Employer may also purchase insurance to cover the potential liability of one or more persons who serve in a fiduciary capacity with regard to the Plan.

         8.10 BONDING. The Administrator shall arrange for such bonding as is required by law. Bonding in excess of the amount required by law shall not be considered required, but shall be permitted, by this Plan. The costs for such bonding shall be paid by the Employer or, if the Employer elects, from the Trust.

         8.11 COMPENSATION. The Administrator shall serve without compensation, but all expenses of the Administrator incurred in the performance of duties hereunder shall be proper charges to the Trust and shall be paid therefrom unless the Employer, in its discretion, chooses to pay such expenses.

                                    ARTICLE 9
                                TRUST AND TRUSTEE

         9.1 TRUST FUND. The Trust Fund shall consist of all contributions made or transferred to the Trust Fund as provided herein, and the investments and reinvestments thereof and the income thereon which shall be accumulated and added to principal.

         9.2      TRUSTEE'S CONTROL.

                  (a) Except as specifically required herein, the Trustee shall invest and reinvest the Trust assets primarily in shares of Employer Stock, in accordance with the terms of the Plan and this Trust Agreement, including, but not limited to, the requirement that all purchases and sales of shares of Employer Stock shall be made at the direction of the Plan Administrator.

                  (b) The Trustee shall have the exclusive responsibility for the control and management of the Trust assets, except to the extent that Participants have the right to direct the Trustee to invest amounts allocated to their Self-Directed Accounts pursuant to the Plan. The Administrator shall advise the Trustee of its procedures for implementing this feature of the Plan and any changes to such procedures.

                  (c) In the event that the Trustee disposes of any shares of Employer Stock held as Trust assets under circumstances which require registration or qualification of the securities under applicable Federal or state securities laws, then the Trustee, at the Employer's or, at the direction of the Employer, the Trust's expense, will take, or cause to be taken, any and all such actions as may be necessary or appropriate to effect such registration or qualification.

                  (d) The Trustee shall be free from all liabilities for its acts and conduct in the administration of the Trust and for any losses incurred in the administration of the Plan or upon the investment of the Trust Assets, except to the extent that ERISA does not permit the Trustee to be relieved from the liability for such acts and conduct. The Trustee shall not be liable for the acts or omissions of another Plan fiduciary unless (a) the Trustee knowingly participates in, or knowingly attempts to conceal the act or omission of, another fiduciary and the Trustee knows that act or omission is a breach of fiduciary responsibility by the other fiduciary;
(b) the Trustee has knowledge of a breach by the other fiduciary and shall not make reasonable efforts to remedy the breach; or (c) the Trustee's breach of its own fiduciary responsibility permits the other fiduciary to commit a breach.

                  (e) Upon request of the Administrator, the Trustee will provide the Plan Administrator with information particularly known to the Trustee which the Plan Administrator is required to give to Participants and Beneficiaries or any governmental agency under applicable Federal or state law. Such information need only be provided once during each Plan Year unless Federal or state law requires the Plan Administrator to provide information to Participants on a more frequent basis.

                  (f) The Trustee shall vote and tender (or not tender) itself or by proxy, all shares of stock held in trust under the Plan pursuant to the procedures established by the Administrator including, if elected by the Administrator in its discretion, pursuant to instructions received by the Administrator from Participants concerning the vesting and tendering of stock in which their respective Plan Accounts are invested. The provisions of this subsection shall govern the voting and tendering of stock, including Employer Stock, as long as the resulting voting and tendering (or nontendering) of stock are proper, are in accordance with the terms of the Plan, and are not contrary to the provisions of ERISA. If the voting and tendering (or nontendering) of any shares of stock that would result from the application of the provisions of this Article are not proper, are not in accordance with the terms of the Plan or are contrary to the provisions of ERISA, or if the Administrator does not receive voting or tendering instructions from a Participant regarding shares of stock allocated to his Plan Account, the Trustee shall vote or tender (or not tender) such shares of stock in the same proportion as the shares of stock which are voted by application of the provisions of this Article which are proper, are in accordance with the terms of the Plan and are in accordance to the provisions of ERISA and for which voting or tendering instructions have been received by the Administrator from Participants.

         9.3 SELF-DIRECTED ACCOUNT INVESTMENT OPTIONS. The Trustee shall establish such investment options as the Administrator shall direct for purposes of Self-Directed Account investments, and shall divide the trust among investment options in accordance with the investment directions of Participants which are made as provided in this Plan. Investment options shall be established either by direct investment or through the medium of a bank, a trust fund, an insurance contract or regulated investment company mutual fund, as the Administrator shall direct. Each investment option (a) shall be held and administered as part of the Trust, but (b) shall be separately invested and accounted for.

                  The assets of the Trust invested in each of the investment options shall be separately valued at fair market value as of the appropriate Valuation Date.

         9.4 TRUSTEE APPOINTMENT AND RESIGNATION; REMOVAL AND SUCCESSION OF TRUSTEE.

                  (a) APPOINTMENT OF TRUSTEE. The Trustee shall be appointed by the Plan Sponsor. The Trustee hereby accepts this Trust and agrees to hold the Trust assets, and all additions and accretions thereto, subject to all the terms and conditions of the Plan and this Agreement. The Trustee hereby acknowledges receipt of a copy of the Plan. In the event that any provision of this Plan and Trust shall be held illegal or invalid for any reason, the illegality or invalidity thereof shall not affect the remaining provisions of this Agreement, but shall be fully severable, and the Plan and Trust shall be construed and enforced as if the illegal or invalid provision had never been inserted herein.

                  (b) RESIGNATION OR REMOVAL OF TRUSTEE. The Trustee may resign at any time upon thirty (30) days notice by filing the Trustee's resignation, in writing, with the Plan Sponsor. The Plan Sponsor shall have the power to remove the Trustee at any time, with or without cause, and to appoint a successor Trustee. Upon resignation or removal, the Trustee shall render an accounting of its administration since the last annual accounting and shall transfer and deliver the assets in hand under this Plan to any remaining or successor Trustee. Any successor Trustee shall have all the same titles, rights, powers, authorities, discretions and immunities as the original Trustee hereunder.

         9.5 PRUDENT PERSON RULE. The Trustee shall discharge its duties under this Plan solely in the interest of Participants and their Beneficiaries and:
(i) for the exclusive purpose of providing benefits to such Participants and Beneficiaries and paying reasonable expenses of administering the Plan; (ii) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims; and (iii) in accordance with the provisions of this Plan insofar as they are consistent with the provisions of ERISA.

         9.6 LIABILITY; EXPENSES; COMPENSATION. The Trustee shall not be liable for any losses which may be incurred upon the investments of the Trust Fund except to the extent that any losses to the Trust Fund shall have been caused by its bad faith, gross negligence or willful misconduct or by a breach of its fiduciary duties under ERISA.

                  The Employer agrees to pay all expenses properly and actually incurred by the Trustee in the administration or termination of the Trust Fund, including compensation for the Trustee's services as Trustee and legal expenses; provided that, if the Trustee already receives full-time pay from the Employer, the Trustee may not receive additional compensation for serving as Trustee. Should the Employer for any reason fail to pay such expenses, the same shall be paid out of the Trust Fund.

         9.7      MANAGEMENT OF ASSETS.

                  (a) POWERS OF THE TRUSTEE OR INVESTMENT MANAGER. The Trustee, which is managing and administering the Trust Fund or, if applicable, an investment manager (as defined in ss.3(38) of ERISA) which has been appointed by the Plan Sponsor to manage the Plan's assets, shall be and hereby is empowered and authorized, in the sole discretion and subject to current rules and regulations at the time the investment is made and subject to the provisions of the Plan with respect to Participant direction (and voting) of investments:

                           (i) To invest and reinvest contributions and any
accretions thereto, whether capital gains or income or both, and the proceeds of any sale, pledge, lease or other disposition of any assets of the Trust Fund in bonds, notes, mortgages, commercial paper, coins, stamps, foreign bonds, antiques, broodmares, gold, art, silver, diamonds, second trusts, option securities, in any other type of personal property and in real property; provided, however, that no individually-directed account may be invested in collectibles as described in Code ss.408(m). Notwithstanding any other provision of this Plan, any person having investment authority with regard to the Trust Fund is hereby authorized to direct the investment of any part or all of the assets of the trust in any common, collective, or group trust ("Common Trust"), including but not limited to any Common Trust which has been qualified under Code ss.401(a) and is exempt from taxation under Code ss.501(a) now or hereafter maintained by a bank or trust company which is a fiduciary with respect to the Plan or trust, as any such Common Trust may have heretofore been or may hereafter be amended, to be held subject to all the provisions thereof and to be commingled with the assets of other trusts participating therein; provided, however, that any investment and retention of an interest therein shall be such as will not adversely affect in any manner the qualified or exempt status of the Plan and Trust under Code ss.ss.401(a) and 501(a), respectively. To the extent of the equitable share of the trust in a Common Trust which is qualified under Code ss.401(a), the Common Trust shall be a part of the Plan and of the Trust, and all of the terms and conditions of the instrument creating the Common Trust shall be deemed to be incorporated by reference herein. The power herein conferred is intended to and shall override any provision of this Plan to the contrary (including, but not limited to, any investment limitations contained in or imposed by this Plan).

                           (ii) To vote any stocks (including Employer Stock as
provided in this Plan), bonds or other securities held in the Trust, or otherwise consent to or request any action on the part of the issuer in person or by proxy; provided, however, that the Trustee shall vote stocks, bonds, or other securities allocated to Participant's Self-Directed Account, or otherwise consent to or request any action on the part of the issuer in person or by proxy with respect thereto, only in accordance with the specific written directions of such Participant;

                           (iii) To invest, reinvest and change investments; to
sell, mortgage, pledge, lease, assign, transfer and convey any and all of the Trust Fund property for cash or on credit, at public or private sale; to exchange any Trust Fund property for other property; to grant options to purchase or acquire any Trust Fund property; to determine the prices and terms of sales, exchanges or options; and to execute, acknowledge and deliver any and all deeds or other trust instruments of conveyance which may be required to carry the foregoing powers into effect, without obligation on the part of the purchaser, lessee, lender, assignee or transferee, or anyone to whom the property may in any way be conveyed to see to the application of the purchase money loans or property exchanged, transferred, assigned or conveyed.

                           (iv) To allow cash in the Trustee's hands to remain
on deposit in the commercial or savings department of any bank or trust company supervised by the United States or a State or agency of either, even if it is a fiduciary or party-in-interest, at any time and from time to time in a reasonable amount.

                           (v) To exercise with respect to all investments all
of the rights, powers and privileges of an owner including, without limiting the foregoing, the power to give proxies and to pay calls, assessments and other sums deemed necessary for the protection of the Trust Fund; to participate in voting trusts, pooling agreements, foreclosures, reorganizations, consolidations, mergers and liquidations, and in connection therewith to deposit securities with and transfer title to any protective or other committee under such terms as the Trustee may deem advisable; to exercise or sell stock subscriptions or conversion rights and to accept and retain as an investment hereunder any securities received through the exercise of any of the foregoing powers. If the Trustee shall pay more than the par value of any security purchased, the Trustee shall not be obligated to establish a sinking fund out of the income of such investments for repaying to the principal the same amount paid above par.

                           (vi) To take any action with respect to conserving or
realizing upon the value of any Trust Fund property and with respect to foreclosures, reorganizations, or other changes affecting the Trust Fund property; to collect, pay, contest, compromise, or abandon demands of or against the Trust Fund estate, wherever situated; and to execute contracts, notes, conveyances and other instruments, including instruments containing covenants and warranties binding upon and creating a charge against the Trust Fund estate, and containing provisions excluding personal liability.

                           (vii) To employ agents, including investment counsel,
for advice and to manage the investment of the Trust Fund property, to employ attorneys, auditors, depositories and proxies, with or without discretionary powers and all such parties shall have the right to rely upon and execute the written instructions of the Trustee, and shall not be obligated to inquire into the propriety of the acts of directions of the Trustee, other than is required under ERISA.

                           (viii) To compromise any claims existing in favor of
or made against the Trust Fund.

                           (ix) With the prior written consent of the Plan
Sponsor, to engage in any litigation, either for the collection of monies or for other properties due the Trust Fund, or in defense of any claim against the Trust Fund; provided, however, that the Trustee shall not be required to engage in or participate in any litigation unless the Trustee shall have been indemnified to its satisfaction against all expenses and liabilities to which the Trustee may become subject.

                           (x) To invest and reinvest up to one hundred percent
(100%) of the Trust Fund in qualifying Employer securities, as defined in ss.407(d)(1) of ERISA. Such investment must be for the exclusive benefit of employees and must meet the requirements of Code ss.401(a) and all aspects thereof as to the common law prudence standard (except as to the diversification requirement).

                           (xi) With the prior written consent of the Plan
Sponsor, to borrow from any lender (including, without limitation, the Employer) to finance the acquisition of Employer Stock, giving its note as Trustee with such reasonable interest and security for the loan as may be appropriate or necessary;

                           (xii) To contract or otherwise enter into
transactions between itself as Trustee and the Employer, or any Employer shareholder, for the purpose of acquiring or selling Employer Stock;

                           (xiii) To exercise any of the powers of an owner,
with respect to such Employer Stock and other Trust assets; and

                           (xiv) To perform all acts which the Trustee shall
deem necessary or appropriate and exercise any and all powers and authority of the Trustee under this Agreement. The Administrator may authorize the Trustee to act on any matter or class of matters with respect to which directions or instructions from the Plan Administrator are called for hereunder or pursuant to the Plan without specific directions or other instructions from the Administrator.

                  (b) INVESTMENT MANAGER. Notwithstanding the foregoing, the Plan Sponsor reserves the right to appoint an investment adviser registered as such under the Investment Advisers Act of 1940, as amended, a bank (as defined in that Act) or an insurance company qualified to perform investment management services under the laws of more than one state to manage the investments of all or any part of the Trust Fund. Upon such appointment, and acknowledgment by the appointee that it is a fiduciary as defined in ERISA, the appointee shall have all rights to manage the investments of that portion of the Trust Fund over which authority has been granted. The Trustee shall be relieved of all further responsibility in respect thereof and shall abide by the instructions of such appointee.

         9.8 RELIANCE BY TRUSTEE. The Trustee may rely on any direction or decision of the Administrator purporting to be made pursuant to the terms of this Plan and on any list or notice furnished by the Employer or the Administrator as to any facts, the occurrence of any events or the existence of any situation, and shall not be bound to inquire as to the basis of any such decision, list or notice, and shall incur no obligation or liability for any action taken or suffered to be taken by them in reliance thereon. The Trustee may rely without liability upon such valuation of Employer Stock as may be determined in good faith by the Administrator in accordance with the provisions of the Plan.

         9.9 CHANGES IN ADMINISTRATOR. The Trustee shall not be bound to inquire as to changes in the Administrator and shall be entitled to rely on such information as it may receive from time to time from the Employer with respect to such membership.

         9.10 LEGAL COUNSEL. The Trustee may consult with legal counsel (who may or may not be counsel for the Employer) concerning any question which may arise with reference to its duties under this Plan, and the Trustee may rely in good faith upon the opinion of such counsel.

         9.11     ACCOUNTING OF FUNDS AND TRANSACTIONS.

                  (a) The Trustee shall keep true and accurate records of all transactions of the Trust Fund which records shall be available for inspection at any time by authorized representatives of the Employer.

                                    Although a separate Account for each
Participant under the Plan shall be maintained as herein provided, it shall not be necessary for the Trustee to make or maintain an actual physical division of the assets of the Trust Fund until the time shall arrive for the payment to a Participant or a Beneficiary, and, at such time or times, the Trustee need only make an actual division of so much of any Account as may be necessary to satisfy the particular payments to be made.

                  (b) As of the last day of the Plan Year, or more often as directed by the Employer, the Trustee shall prepare and deliver to the Employer an accounting of the funds and transactions since the last previous such accounting of the Trust Fund. In the absence of the filing in writing with the Trustee by the Employer of exceptions or objections to such accounting within one hundred twenty (120) days after the delivery of such accounting to the Employer, the Employer shall be deemed to have approved such accounting, and in such a case or upon the written approval by the Employer of such an accounting, the Trustee shall be released, relieved and discharged with respect to all matters and things disclosed in such accounting as though such accounting had been settled by decree of a court of competent jurisdiction.

         9.12 RELIANCE ON TRUSTEE. No person contracting or in any way dealing with the Trustee shall be under any obligation to ascertain or inquire: (i) into any powers of the Trustee, (ii) whether such powers have been properly exercised, or (iii) about the sources or applications of any funds received from or paid to the Trustee. Any person contracting or in any way dealing with the Trustee may rely on the exercise of any power or authority as the conclusive evidence that the Trustee possesses such power or authority.

         9.13 LEGAL ACTION. In the case of any suit or proceeding regarding this Plan to which the Trustee is a party, the Trustee shall be reasonably reimbursed for any and all costs, including attorney's fees, and for all necessary expenses which it has incurred or become liable on account thereof or on account of any other phase of its administration of the Trust Fund, and it shall be entitled to reimburse itself for said expenses out of the Trust Fund.

         9.14     MEETINGS AND DECISIONS OF TRUSTEES.

                  (a) This Section 9.14 shall be applicable in the event that the Plan Sponsor shall appoint more than one Trustee to serve at the same time.

                  (b) Meetings of the Trustees shall be held at such place or places as may be agreed upon by a majority of the Trustees and may be called by any Trustee upon written notice to the other Trustees and may be held at any time and at any place without such notice if all the Trustees consent.

                  (c) Action by the Trustees may also be taken by them in writing without a meeting, provided, however, that in such cases there shall be unanimous written consent therein by all of the Trustees. Whenever action is taken by the Trustees pursuant to the terms hereof, such action shall be taken by affirmative vote of a majority of the Trustees then designated and entitled to exercise authority with respect to such action or, if two or fewer Trustees are entitled to exercise authority with respect to such action, shall be taken by affirmative vote of both Trustees or the only Trustee, as applicable.

         9.15 DISTRIBUTIONS. The Trustee shall make distributions from the Trust, at such times and in cash (or, if required pursuant to Section 6.6 and permitted pursuant to Section 6.7, in shares of Employer Stock), to the person entitled thereto under the Plan, as the Plan Administrator directs in writing. Any undistributed portion of a Participant's Account under the Plan shall be retained in the Trust until the Plan Administrator directs its distribution.

         9.16 SIGNATURES. All communications required hereunder from the Employer or the Plan Administrator to the Trustee shall be in writing signed by an officer of the Employer or a member of the Plan Administrator authorized to sign on the Plan Administrator's behalf, respectively. The Plan Administrator shall authorize one or more individuals to sign on its behalf all communications required hereunder between the Plan Administrator and the Trustee. The Employer shall at all times keep the Trustee advised of the names and specimen signatures of all members of the Plan Administrator and the individuals authorized to sign on behalf of the Plan Administrator. The Trustee shall be fully protected in relying on any such communication and shall not be required to verify the accuracy or validity thereof unless they have reasonable grounds to doubt the authenticity of any signature. If after request the Trustee does not receive instructions from the Plan Administrator on any matter in which instructions are required hereunder, the Trustee shall act or refrain from acting as it may determine.

         9.17 AMENDMENT AND TERMINATION. The Plan Sponsor (through its Board of Directors) shall have the right at any time, by an instrument in writing, duly executed and delivered to the Trustee, to modify, alter or amend this Trust, in whole or in part, and to terminate the Trust, in accordance with the express provisions of the Plan. In no event, however, shall the duties, powers or liabilities of the Trustee hereunder be changed without its prior written consent.

         9.18 NON-REVERSION. Subject to any provision of the Plan expressly stating to the contrary, and except as expressly provided in any Acquisition Loan documents, this Trust is declared to be irrevocable, and at no time shall any part of the Trust assets revert to the Employer or be used for, or be diverted to, purposes other than for the exclusive benefit of Participants (and their Beneficiaries). However, the Plan Sponsor may, by notice in writing to the Trustee, direct that all or part of the Trust assets be transferred to a successor trustee under a trust which is for the exclusive benefit of such Participants (and their Beneficiaries) and which satisfies the applicable requirements of the Code; and thereupon the Trust assets, or any part thereof, shall be paid over, transferred or assigned to said successor trustee, free from the Trust created hereunder.

         9.19 DIRECTION OF TRUSTEE; INDEMNIFICATION. Whenever the Administrator or the Employer shall direct the Trustee as to the taking of any action permitted to be taken by the Trustee in its discretion, and the Trustee takes such action, the Trustee shall be indemnified and held harmless by the Employer with respect to any action so taken. In addition, the Trustee shall be indemnified and held harmless by the Employer to the maximum extent permitted under applicable law for all actions taken by it, whether or not at the direction of the Employer or the Administrator.

                                   ARTICLE 10
                                    AMENDMENT

         10.1 AMENDMENT. Except as herein limited, the Plan Sponsor shall have the right to amend this Plan at any time to any extent that it may deem advisable. Any amendment of the Plan shall be set forth in an instrument in writing approved by the Board of Directors. All Participants, all Employers, the Administrator and the Trustee shall be bound by any amendment to this Plan except that:

                  (a) No amendment shall increase the duties or liabilities of the Administrator or the Trustee without the consent of such party;

                  (b) No amendment shall have the effect of vesting in the Employer any interest in or control over any of the assets held by the Trustee pursuant to this Plan; and

                  (c) No amendment shall have the effect of eliminating a benefit protected under Code ss.411(d)(6) with respect to the Plan, if such elimination is prohibited under any applicable provision of Treasury Regulation ss.ss.1.401(a)-4 and 1.411(d)-4.

                  (d) No amendment to the Plan's vesting schedule shall deprive any Participant of any vested interest in his Plan Account. If the Plan's vesting schedule is amended, any Participant having not less than three (3) Years of Service shall be permitted to elect, in writing, to the Administrator, to have his vested percentage computed under the Plan without regard to such amendment, provided such Participant's vested percentage at some point under the amended schedule may be less than such Participant's vested percentage at some point under the prior vesting schedule.

                           The period during which the vesting schedule election
must be made by the Participant shall begin no later than the date the Plan amendment is adopted and end no later than the latest of the following dates:

                           (i) The date which is sixty (60) days after the day
the amendment is adopted;

                           (ii) The date which is sixty (60) days after the day
the amendment becomes effective;

                           (iii) The date which is sixty (60) days after the day
the Participant is issued written notice of the amendment by the Employer or Administrator.

         10.2 PROCEDURE. An amendment under this Article shall be valid only if it is approved by the Plan Sponsor's Board of Directors at a duly called meeting at which a quorum thereof is present or by written consent of the members of the Plan Sponsor's Board of Directors executed in accordance with applicable state law.

                                   ARTICLE 11
                                   TERMINATION

         11.1 RIGHT TO TERMINATE. It is expected that this Plan and the payment of contributions hereunder will continue indefinitely, but the continuance of this Plan is not assumed as a contractual obligation of the Employer. The Plan Sponsor shall have the right at any time, and without the consent of any party, to terminate this Plan in its entirety. In addition, the Plan Sponsor shall have the right to terminate any Employer's participation herein as provided in
Section 14.10.

         11.2 EFFECT OF TERMINATION. Upon a termination of this Plan, upon a partial termination of the Plan as determined under applicable rules and regulations of the Internal Revenue Service or upon a complete discontinuance of contributions to the Plan, the Plan Account of each Participant with respect to whom the Plan is being terminated (including any such Participant who has not received a complete distribution of his vested Plan Account and has not incurred, as of the date of the termination, at least five (5) one-year Breaks in Service) or with respect to whom contributions are being discontinued shall become fully vested. Upon such termination or partial termination, the Administrator shall instruct the Trustee to transfer to each Participant or retired Participant (or his Beneficiaries) with respect to whom the Plan is being terminated, by suitable instrument of transfer and delivery thereof, all assets held by the Trustee for such Participant or retired Participant (or his Beneficiaries). If, however, the Employer or any entity within a controlled group (determined under the Code) with the Employer maintains another defined contribution plan other than an employee stock ownership plan (as defined by Code ss.4975(e)(7)), the Plan Accounts of all Participants will be determined and transferred to such other defined contribution plan, unless the Participant consents to an immediate distribution from the Plan.

         11.3 PROCEDURE. Discontinuance or termination under this Article shall be valid only if it is approved by the Plan Sponsor's Board of Directors at a duly called meeting at which a quorum thereof is present or by written consent of the members of the Plan Sponsor's Board of Directors executed in accordance with applicable State law.

         11.4     MERGER, CONSOLIDATION OR TRANSFER OF ASSETS OF THE
EMPLOYER. To the extent permitted by applicable law, in the event of merger or consolidation of the Employer, or transfer of all or substantially all of its assets to any corporation or other business, provisions may be made by any successor organization for the continuance of this Plan, and said successor shall in such event be substituted in place of the Employer by an appropriate instrument confirming such substitution and adopting this Plan. Notice of such substitution delivered to the Trustee shall be authority to the Trustee to recognize such successor in place of the Employer. The continuation of this Plan shall be by a separate plan and trust, to which the Trustee shall transfer the Plan Accounts of Employees of that Employer.

         11.5 MERGER, CONSOLIDATION OR TRANSFER OF ASSETS OF THE PLAN. In the event of the merger, consolidation or transfer of the assets of the Plan with any other pension or profit sharing plan, such action shall be on terms providing that each Participant in this Plan would (if the transferee plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is not less than the benefit the Participant would have been entitled to receive immediately before such action (if the Plan had then terminated).

                                   ARTICLE 12
                      PROVISIONS TO PREVENT DISCRIMINATION

         12.1 NO SS.401(A) DISCRIMINATION. No contributions made to the Trust Fund by the Employer, nor benefits received from the Trust Fund by the Participants or their Beneficiaries, shall be discriminatory within the meaning of Code ss.401.

         12.2 UNIFORM TREATMENT. This Plan shall be administered and construed in a uniform and non-discriminatory manner, treating similarly situated Participants alike.

                                   ARTICLE 13
                              TOP HEAVY PROVISIONS

         13.1 TOP HEAVY REQUIREMENTS. Notwithstanding anything contained herein to the contrary, if the Plan is a Top Heavy Plan for any Plan Year, then the Plan shall meet the following requirements for such Plan Year:

                  (a) MINIMUM VESTING REQUIREMENTS. Vesting shall be determined in accordance with one of the following schedules as designated by the Administrator by written resolution, except that if the vesting schedule then in effect is more favorable in all respects to Participants than either of the following schedules, the vesting schedule then in effect shall continue to apply:

                           (i) A Participant will have a fully vested interest
in his Plan Account upon completion of not more than three (3) Years of Service for vesting purposes; or

                           (ii) A Participant's vested interest in his Plan
Account will be determined under a schedule which is not less favorable to the Participant than the following:


   YEARS OF VESTING SERVICE            VESTED INTEREST
================================ =============================
         Less than 2                         0%
      2 but less than 3                      20%
      3 but less than 4                      40%
      4 but less than 5                      60%
      5 but less than 6                      80%
          6 or more                         100%
================================ =============================

                           If the Administrator fails to designate one of the
preceding schedules, Schedule (i) shall be deemed to have been designated.

                           If this Plan is found to be a Top Heavy Plan and
subsequently ceases to be a Top Heavy Plan, then the vested interest of a Participant with fewer than three (3) Years of Service on the date on which the Plan ceases to be a Top Heavy Plan in benefits accrued with respect to Plan Years after the Plan ceases to be a Top Heavy Plan shall be determined without regard to the preceding schedules; the vested interest of a Participant with more than three (3) Years of Service for vesting purposes on that date shall in that event, upon the Participant's election, continue to be determined by the preceding schedules.

                           Notwithstanding the preceding, if the Plan's normal
vesting schedule is more favorable than the Top Heavy schedule above, the Plan's normal vesting schedule shall continue to apply when the Plan is a Top Heavy Plan. In addition, a Participant's vested percentage will not be reduced as the result of the Plan's change from Top Heavy to Non-Top Heavy status or from Non-Top Heavy too Top Heavy status.

                  (b) MINIMUM CONTRIBUTION REQUIREMENT. This Plan will provide a minimum contribution allocation for such Plan Year for each Participant who is eligible to participate in the Plan for the Plan Year (regardless of whether he has earned a Year of Service during the Plan Year), who is employed by the Employer on the last day of the Plan Year and who is a Non-Key Employee in an amount equal to at least three percent (3%) of such Participant's compensation (as defined in Section 3.3(a)) for such Plan Year. For limitation years commencing before January 1, 2000, the three percent (3%) minimum contribution allocation requirement shall be increased to four percent (4%) for any year in which the Employer also maintains a defined benefit pension plan if such increase is necessary to avoid the application of Code ss.416(h)(1), relating to special adjustments to Code ss.415 limits for Top Heavy Plans, and if the adjusted limitations of Code ss.416(h)(1) would otherwise be exceeded if such minimum contribution allocation were not so increased. In addition, for any limitation year commencing before January 1, 2000 in which the Plan is subject to the requirements of Code ss.416(h)(1), and the Employer wishes to use a factor of 1.25 in computing the fractions under Code ss.415(e), if a Non-Key Employee is a participant in both a defined benefit plan sponsored by the Employer and in this Plan, the top heavy defined benefit minimum accrual shall be increased by one (1) percentage point (up to a maximum of ten (10) percentage points) of the Employee's average compensation (as described in Treasury Regulation ss.1.416-1) for each year of service taken into account.

                           The minimum contribution allocation requirements set
forth hereinabove shall be reduced in the following circumstances:

                           (i) The percentage minimum contribution allocation
required hereunder shall in no event exceed the percentage contribution allocation made for the Key Employee for whom such percentage is the highest for the Plan Year, after taking into account contribution allocations and benefits under other qualified plans in this Plan's aggregation group as provided in Code ss.416(c)(2)(B)(ii); and

                           (ii) No minimum contribution will be required (or the
minimum contribution will be reduced, as the case may be) for a Participant under this Plan for any Plan Year if the Participant's Employer maintains another qualified plan under which a minimum benefit or contribution is being funded or made for such year for the Participant in accordance with Code ss.416(c). If the other qualified plan is a defined benefit pension plan and if a Non-Key Employee is a participant in both the defined benefit pension plan and this Plan, the top-heavy minimum contribution requirement shall be satisfied through a minimum accrued benefit under the defined benefit pension plan.

                  (c) ADDITIONAL SUPER TOP HEAVY REQUIREMENT. If the Plan is a Super Top Heavy Plan for any Plan Year, the limitations on annual additions contained in Article 4 shall be adjusted pursuant to Codess.416(h).

         13.2 TOP HEAVY PLAN DEFINITIONS. For purposes of this Article, the following terms shall have the meanings provided below:

                  (a) A plan is a "TOP HEAVY PLAN" if, as of the Determination Date, the aggregate of the accounts of Key Employees under a defined contribution plan exceeds sixty percent (60%) of the aggregate of the accounts of all employees under such plan or, in the case of a defined benefit plan, the present value of the cumulative accrued benefits under the plan for Key Employees exceeds sixty percent (60%) of the present value of the cumulative accrued benefits under the plan for all employees, all as adjusted by and determined in accordance with the provisions of Code ss.416(g). The determination of whether a plan is Top Heavy shall be made after aggregating each Plan of the sponsoring Employer in which at least one Key Employee participates and each other plan of the sponsoring Employer which enables any plan in which at least one Key Employee participates to meet the requirements of Code ss.ss.401(a)(4) or 410 (including any such plan which has been terminated within the five (5) year period ending on the Determination Date), and after aggregating any plan not required to be aggregated by the foregoing if such aggregated group of plans, taking such plan into account, continues to meet the requirements of Code ss.ss.401(a)(4) and 410 (including any such plan which has been terminated within the five (5) year period ending on the Determination
Date). A plan is a "SUPER TOP HEAVY PLAN" if, as of the Determination Date, the plan would meet the test specified above for being a Top Heavy Plan if ninety percent (90%) were substituted for sixty percent (60%) in each place it appears in this subsection (a).

                  (b) The "DETERMINATION DATE" for purposes of determining whether a plan is Top Heavy for a particular plan year is the last day of the preceding plan year (or, in the case of the first plan year of a plan, the last day of the first plan year).

                  (c)      "KEY EMPLOYEE"

                           (i) For Plan Years beginning before January 1, 2002,
a Key Employee is any employee or former employee (including a Beneficiary of such employee or former employee) who at any time during the plan year or any of the four (4) preceding plan years is:

                                    (A) An officer of the plan sponsor or any
corporation required to be aggregated with the plan sponsor under Code ss.ss.414(b), (c), (m) or (o) who has annual compensation (as defined below) from the plan sponsor or any corporation required to be aggregated with the plan sponsor under Code ss.ss.414(b), (c), (m) or (o) of more than fifty percent (50%) of the amount in effect under Code ss.415(b)(1)(A) for the plan year (but in no event shall the number of officers taken into account as Key Employees exceed the lesser of (i) fifty (50) or, (ii) the greater of three (3) or ten percent (10%) of all employees);

                                    (B) One (1) of the ten (10) Employees owning
(or considered as owning within the meaning of Code ss.318) both more than a one-half percent (1/2%) ownership interest and the largest percentage ownership interests in the Employer, and (ii) as annual compensation (as defined below) of more than the amount in effect under Code ss.415(c)(1)(A). For purposes of this Section, if two (2) Employees have the same interests in the Employer, the Employee having greater annual compensation (as defined below) from the Employer shall be treated as having a larger interest;

                                    (C) A person owning (or considered as owning
within the meaning of Code ss.318) more than five percent (5%) of the outstanding stock of the plan sponsor or stock possessing more than five percent (5%) of the total combined voting power of all stock of the plan sponsor; or

                                    (D) A person who has an annual compensation
(as defined below) from the plan sponsor (or any corporation required to be aggregated with the plan sponsor under Code ss.ss.414(b),(c), (m) or (o)) of more than one hundred fifty thousand dollars ($150,000) and who would be described in subparagraph (iii) hereof if one percent (1%) were substituted for five percent (5%).

                           (ii) For Plan Years beginning on or after January 1,
2002, a "Key Employee" is any employee or former employee (including a Beneficiary of such employee or former employee) who, at any time during the plan year, is:

                                    (A) An officer of the plan sponsor or any
corporation required to be aggregated with the plan sponsor under Code ss.ss.414(b), (c), (m) or (o) who has annual compensation (as defined below) from the plan sponsor or any corporation required to be aggregated with the plan sponsor under Code ss.ss.414(b), (c), (m) or (o) of more than one hundred and thirty thousand dollars ($130,000) (as indexed) for the plan year (but in no event shall the number of officers taken into account as Key Employees exceed the lesser of (i) fifty (50) or, (ii) the greater of three (3) or ten percent (10%) of all employees);

                                    (B) A person owning (or considered as owning
within the meaning of Code ss.318) more than five percent (5%) of the outstanding stock of the plan sponsor or stock possessing more than five percent (5%) of the total combined voting power of all stock of the plan sponsor; or

                                    (C) A person who has an annual compensation
(as defined below) from the plan sponsor (or any corporation required to be aggregated with the plan sponsor under Code ss.ss.414(b),(c), (m) or (o)) of more than one hundred fifty thousand dollars ($150,000) and who would be described in subparagraph (iii) hereof if one percent (1%) were substituted for five percent (5%).

                           For purposes of applying Codess.318 to the provisions
of this Section 13.2(c), Code ss.318(a)(2)(C) shall be applied by substituting five percent (5%) for fifty percent (50%). In addition, the rules of subsections
(b), (c) and (m) of Code ss.414 shall not apply for purposes of determining ownership of the plan sponsor under this subsection (c).

                           For purposes of determining whether an Employee is a
Key Employee, annual compensation means compensation as defined in Code ss.415(c)(3) but, to the extent not otherwise included for limitation years commencing before January 1, 1998, including amounts contributed by the Employer pursuant to a salary deferral agreement which are excludible from the Employee's gross income under Code ss.125, 402(e)(3), 402(h) or 403(b).

                           Notwithstanding the foregoing, for Plan Years
beginning after December 31, 2001, "Key Employee" means any Employee or former Employee (including any deceased employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual compensation greater than one hundred and thirty thousand dollars ($130,000) (as adjusted under Code ss.416(i)(1) for Plan Years beginning after December 31, 2002), a five percent (5%) owner of the Employer, or a one percent (1%) owner of the Employer having an annual compensation of more than one hundred and fifty thousand dollars ($150,000). For this purpose "annual compensation" means compensation within the meaning of Code ss.415(c)(3). The determination of who is a Key Employee will be made in accordance with Code ss.416(i)(1) and other guidance of general applicability issued thereunder.

                  (d) A "NON-KEY EMPLOYEE" is any participant in a plan (including a Beneficiary of such participant) who is not a Key Employee.

                  (e) Effective as of January 1, 2001, the term "compensation" includes elective amounts that are not includible in gross income of the Employee by reason of ss.132(f)(4) of the Code (relating to qualified transportation fringe benefits).

                                   ARTICLE 14
                                  MISCELLANEOUS

         14.1 NO RIGHT TO EMPLOYMENT. Participation in this Plan shall not give any person the right to be retained in the employ of the Employer, or any right or interest in this Plan other than as herein provided.

         14.2 HEADINGS; CONSTRUCTION. The headings and sub-headings in this instrument are inserted for convenience of reference only and are not to be considered in construing the provisions hereof. Unless otherwise required by the context, the use of the masculine pronoun shall include the feminine and the use of the singular number shall include the plural, and vice versa.

         14.3 COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument, which may be sufficiently evidenced by any one counterpart.

         14.4 GOVERNING LAW. This Plan shall be construed, administered and governed in all respects under and by the laws of the State of New York, except to the extent pre-empted by Federal law.

         14.5 RULES AND REGULATIONS. By becoming a Participant, every Participant shall thereby be deemed to have agreed to abide by the rules and regulations of the Administrator made in accordance with this Plan, and to sign all papers necessary for the compliance therewith.

         14.6 LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN. In the event that all, or any portion, of the distribution payable to a Participant or a Beneficiary shall remain unpaid solely because the Administrator cannot ascertain the whereabouts of the Participant or Beneficiary, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, the amount so distributable shall be treated as a forfeiture and used to reduce the Employer Contribution for that Plan Year. However, the dollar amount, unadjusted for gains or losses in the interim, shall be reinstated if a claim for the benefit is made by the Participant or Beneficiary to whom it was payable. If a benefit payable to an unlocated Participant or Beneficiary is subject to escheat pursuant to applicable state law, neither the Trustee nor the Employer shall be liable to any person for any payment made in accordance with such law.

         14.7 NO ASSIGNMENT OF BENEFITS. Except as expressly provided herein, or in connection with a judgment or settlement entered into on or after August 5, 1997 involving the Plan pursuant to the requirements of Code ss.401(a)(13)(C) or as otherwise required by law, no benefits under the Plan may be assigned or alienated, and the Trustee shall pay all amounts payable hereunder, and shall distribute all assets distributable hereunder, to any person, into the hands of such person and not unto any other person or corporation whatsoever, whether claiming by his authority or otherwise; nor may said payments be anticipated. Except as expressly provided herein, the interest of any Participant hereunder may not be assigned or encumbered, nor shall it be subject to attachment or other judicial process. However, deposit to the credit of the account of any person in a bank or trust company designated by such person in writing shall be deemed to be the equivalent of payment into the hands of such person. Notwithstanding the foregoing, amounts held for the benefit of a Participant may be paid in accordance with a "qualified domestic relations order" as defined in Code ss.414(p) (or a domestic relations order entered before January 1, 1985 which, in the judgment of the Administrator, is entitled to be treated as a qualified domestic relations order), so long as the payment complies with Code ss.414(p). A domestic relations order shall not fail to be a "qualified domestic relations order" if it provides for the payment of a portion or all of a Participant's Plan Account in one of the forms of payment provided under the Plan to an "alternate payee" prior to the Participant's "earliest retirement age," as defined in Code ss.414(p) and the Plan shall permit such distribution notwithstanding any other provision of the Plan to the contrary.

                  Notwithstanding the foregoing, amounts held for the benefit of a Participant may be offset, if the offset is permitted under the provisions of ERISA ss.206 or under the provisions of Code ss.401(a)(13).

         14.8 EXCLUSIVE BENEFIT. The Trust Fund shall be held by the Trustee for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan. No part of the Trust shall ever inure to the benefit of the Employer, except that:

                  (a) Any contribution made to the Trust Fund by the Employer which is attributable to a mistake of fact may be returned to the Employer within one year after such contribution was made;

                  (b) All contributions shall be conditioned on their deductibility under Code ss.404, and any nondeductible contribution will be returned to the Employer within one year after the date of disallowance of such deduction.

                  (c) If a return of contributions pursuant to the foregoing is due to a good faith mistake of fact or a good faith mistake in determining the deductibility of the contribution:

                           (i) The amount which may be returned is the excess of
the amount contributed over the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction; and

                           (ii) Earnings attributable to such excess
contribution may not be withdrawn, but losses attributable thereto must reduce the amount to be returned; and

                           (iii) In no event may a return of contributions be
due which would cause the Account of any Participant to be reduced to an amount less than the amount which would have been credited to the Participant's Account if the mistaken amount not been contributed.

                  (d) If the return of contributions is due to the non-deductibility for federal tax purposes under Code ss.404 or any statute of similar impact, such amount shall be deemed forfeited within one year after the date of disallowance of the deduction and shall be applied to reduce future Employer contributions due hereunder.

         14.9 STATUTE OF LIMITATIONS. No legal action (including, without limitation, any claim for benefits under Section 8.5) may be commenced or maintained to recover benefits under this Plan more than twelve (12) months after the final review/appeal decision by the Plan Administrator has been rendered (or deemed rendered).

         14.10    WITHDRAWAL OR TERMINATION OF AN EMPLOYER.

                  (a) Any Employer, by action of its Board of Directors or other governing authority and notice to the Plan Sponsor, the Administrator and the Trustee, may withdraw from the Plan and Trust at any time, or may terminate the Plan and Trust with respect to its Employees at any time, without affecting other Employers not withdrawing or terminating. A withdrawing Employer may arrange for the continuation of this Plan and Trust in separate forms for is own Employees, with such amendments, if any, as it may deem proper, and may arrange for continuation of the Plan and Trust by merger with an existing plan and trust, and transfer of Trust fund assets. The Plan Sponsor may, in its absolute discretion, terminate an Employer's participation in this Plan at any time, without the consent of any Employer, Participant or beneficiary.

                  (b) An Employer which withdraws from or terminates its participation in this Plan shall direct the Trustee to liquidate the share of the Trust Fund allocable to its Employees or their beneficiaries, as determined by the administrator. If the Employer is not terminating the Plan, such share shall be transferred to a successor trust upon receipt of evidence satisfactory to the Administrator that the successor trust qualifies under Code ss.401(a). If the Employer is terminating the Plan, such share shall be distributed as provided hereunder.


IN WITNESS WHEREOF, as evidence of its adoption of this amendment and restatement of the Plan, the Plan Sponsor has caused this Plan to be executed, and, if a separate Trust agreement is not entered into between the Plan Sponsor and the Trustee, the Trustee has joined herein to evidence its acceptance of the provisions of this Plan applicable to the Trustee, generally effective as of January 1, 1997.


ATTEST/WITNESS:                             DEL LABORATORIES, INC.


 /s/ ENID ROSE                              By: /s/ GENE WEXLER
---------------------------                -------------------------------------

Print Name: Enid Rose                      Print Name: Gene Wexler
           ----------------                -------------------------------------

                                           Title: Vice President and
                                                     General Counsel
                                           -------------------------------------

                                           Date:  November 29, 2001
                                           -------------------------------------


                                                 Enzo J. Vialardi, TRUSTEE
                                           -------------------------------------

 /S/ ENID ROSE                             By:  /s/ ENZO  J. VIALARDI
------------------------------------       -------------------------------------

Print Name:  Enid Rose                     Print Name: Enzo J. Vialardi
           ------------------------        -------------------------------------